UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
____________________
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under 240.14a-12

Smith Micro Software, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 27, 2023
Dear Smith Micro Stockholders:
We are pleased to invite you to the 2023 Annual Meeting of Stockholders of Smith Micro Software, Inc. to be held on Tuesday, June 6, 2023, at 11:00 a.m. Eastern Time via live webcast at the virtual meeting site, meetnow.global/MCZ7JYX.
We will conduct a virtual online Annual Meeting this year, so our stockholders can participate from any geographic location with Internet connectivity. We believe this will enhance accessibility to our Annual Meeting for all of our stockholders, regardless of geographic location. Stockholders will be able to attend and participate in the Annual Meeting online, vote shares electronically, and submit questions prior to and during the Annual Meeting as described in the enclosed proxy statement. We are pleased to embrace the latest technology to provide expanded access and enable greater stockholder attendance and participation from any location around the world.
The expected actions to be taken at the Annual Meeting, which include the election of three directors, are described in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. In addition to the Proxy Statement, we are mailing or making available to you a copy of our Annual Report on Form 10-K for the year ended December 31, 2022, which we encourage you to read. Our Annual Report includes our audited financial statements for 2022 and information about our operations, markets and products.
We are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the attached Proxy Statement and our 2022 Annual Report. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including the attached Proxy Statement, our 2022 Annual Report and a form of proxy card. All stockholders who have previously requested a paper copy of our proxy materials will continue to receive a paper copy of the proxy materials by mail.
Your vote is important. Whether or not you plan to participate in the Annual Meeting, which will be held online this year, you can be sure your shares are represented at the meeting by promptly voting your shares as instructed in the Notice, or by requesting a printed proxy card, if you prefer, and completing, signing, dating and returning the printed proxy card by mail. If you later decide to participate in the Annual Meeting and wish to change your vote, you may do so simply by voting online during the meeting.
To log in to and participate in this year’s virtual Annual Meeting, you will need the stockholder control number located on the Notice, on your proxy card or on the instructions that accompanied your proxy materials. Please keep this information in a safe place so it is available to you for the meeting.
We look forward to having you join us online at the Annual Meeting.

Sincerely,

William W. Smith, Jr.
Chairman of the Board,
President & Chief Executive Officer
Smith Micro Software, Inc.

SMITH MICRO SOFTWARE, INC.
5800 Corporate Dr.
Pittsburgh, PA 15237
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 6, 2023
Notice is hereby given that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Smith Micro Software, Inc. (the “Company”) will be held on Tuesday, June 6, 2023, at 11:00 a.m. Eastern Time, at the virtual meeting site meetnow.global/MCZ7JYX. The Annual Meeting will be held solely online, and as such there is no physical address for the Annual Meeting. The Annual Meeting will be held for the following purposes as more fully described in the Proxy Statement accompanying this notice:
1.Election of Directors. The election of three (3) directors to serve on our Board of Directors until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified.
2.“Say on Pay” Proposal. Non-binding advisory vote to approve the 2022 compensation of named executive officers.
3.“Say on Frequency” Proposal. Non-binding advisory vote on the frequency of advisory approval of the compensation of our named executive officers.
4.Ratification of the Appointment of SingerLewak LLP. Ratification of the appointment of SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
5.Approval of an Amendment to the Smith Micro Software, Inc. 2015 Omnibus Equity Incentive Plan. Approval of an amendment to authorize additional shares for issuance under the 2015 Omnibus Equity Incentive Plan.
6.Share Issuance Proposal. Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of shares of our common stock underlying the senior secured convertible notes and warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated August 11, 2022, in an amount that may be equal to or exceed 20% of our common stock outstanding.
7.Charter Amendment Proposal. Approval of an amendment and restatement to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock.
8.Adjournment Proposal. Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals No. 6 or 7.
9.Other Business. Any other business properly brought before the stockholders at the Annual Meeting, or at any adjournment or postponement thereof.
The close of business on April 10, 2023 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Only stockholders of record at such time will be so entitled to vote. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders on the Annual Meeting site at meetnow.global/MCZ7JYX.
You are cordially invited to participate in the Annual Meeting. Whether or not you plan to participate in the Annual Meeting online, we urge you to ensure your representation by voting by proxy promptly in accordance with the Notice of Internet Availability of Proxy Materials (the “Notice”) or by requesting a printed proxy card, if you prefer, and completing, signing, dating and returning the proxy card, or the form forwarded by your bank, broker or other holder of record, by mail. If you attend the Annual Meeting online and vote your shares at that time, your proxy will not be used.

A majority of the outstanding shares of Common Stock entitled to vote must be represented at the Annual Meeting in order to constitute a quorum. Please vote your shares in accordance with the Notice or return your proxy card in order to ensure that a quorum is obtained.

By Order of the Board of Directors,
/s/ Jennifer M. Reinke
Jennifer M. Reinke
Corporate Secretary
Pittsburgh, Pennsylvania
April 27, 2023

Important notice regarding the availability of proxy materials for the stockholder meeting to be held June 6, 2023: The Proxy Statement and Annual Report are available at www.envisionreports.com/SMSI.
Your vote is very important, regardless of the number of shares you own. In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials to our stockholders via the Internet. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive a printed copy of the proxy materials unless you request to receive them in accordance with the instructions provided in the Notice. The Notice contains instructions on how to access and review all of the important information contained in the proxy materials over the Internet. The Notice also instructs how you may submit your proxy over the Internet. If you received a Notice and would like to receive a printed copy of our proxy materials, including our Annual Report on Form 10-K, follow the instructions for requesting such materials included in the Notice.

SMITH MICRO SOFTWARE, INC.
PROXY STATEMENT

SMITH MICRO SOFTWARE, INC.
PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 6, 2023
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
General
This Proxy Statement contains information related to the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Smith Micro Software, Inc. (“Smith Micro,” the “Company,” “we,” “our” or “us”), which will be held on Tuesday, June 6, 2023, at 11:00 a.m. Eastern Time, and any postponements or adjournments thereof. We will host the Annual Meeting solely online via live webcast this year, so our stockholders can participate from any geographic location with Internet connectivity. We believe this will enhance accessibility to our Annual Meeting for all of our stockholders, regardless of geographic location.
In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials to our stockholders via the Internet. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive a printed copy of the proxy materials other than as described below. The Notice contains instructions on how to access and review all of the important information contained in the proxy materials over the Internet. The Notice also instructs how you may submit your proxy over the Internet. If you received a Notice and would like to receive a printed copy of our proxy materials, including our 2022 Annual Report on Form 10-K, follow the instructions for requesting such materials included in the Notice.
Stockholders of record at the close of business on April 10, 2023 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. It is anticipated that the Notice will first be sent to stockholders, and this Proxy Statement and the form of proxy relating to our Annual Meeting, are being first mailed or made available to stockholders on or about April 27, 2023. These materials are available for viewing, printing and downloading on the Internet at www.envisionreports.com/SMSI.
Purpose of the Meeting
The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement and are described in more detail in this Proxy Statement. We are not aware of any matter to be presented other than those described in this Proxy Statement.
How to Participate in the Annual Meeting
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.
You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting meetnow.global/MCZ7JYX. You also will be able to vote your shares online by attending the Annual Meeting by webcast. To participate in the Annual Meeting, you will need to enter the control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 11:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Online access will begin at 10:45 a.m. Eastern Time. Please follow the registration instructions as outlined in this Proxy Statement.
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call (U.S.) 1-888-724-2416 or (International) +1 781-575-2748.

Registration to Participate in the Annual Meeting
If you are a stockholder of record, as explained below, you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the Notice or proxy card that you received.
If you own shares in street name, as explained below, you must register in advance to participate in the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting virtually on the Internet, you must submit proof of your proxy power (legal proxy) reflecting your Company stock holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 1, 2023. You will receive a confirmation of your registration by email after your registration materials have been received.
Requests for registration should be directed to the following:
•By email: Forward the email from your bank, broker, or other intermediary, or attach an image of your legal proxy, to legalproxy@computershare.com
•By mail: Computershare, Smith Micro Software, Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001
Difference Between a “Stockholder of Record” and a Beneficial Owner of Shares Held in “Street Name”
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare, then you are considered the “stockholder of record” of those shares. In this case, your Notice or printed proxy materials have been sent to you directly by us. You may vote your shares by proxy prior to the Annual Meeting by following the instructions contained on the Notice or, if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card.
Beneficial Owners of Shares Held in Street Name. If your shares are held in a brokerage account or by a bank, trust or other nominee or custodian, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, your proxy materials have been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.
Voting
Our outstanding common stock, par value $0.001 per share (the “Common Stock”) is the only class of securities entitled to vote on the proposals presented at the Annual Meeting. Common Stockholders of record on the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were [•] shares of Common Stock outstanding and approximately [•] holders of record, according to information provided by our transfer agent. Each share of Common Stock is entitled to one vote on each proposal. Stockholders may not cumulate votes in the election of directors. A majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. Abstentions and broker non-votes count as present for establishing a quorum but will not be counted as votes cast. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
All votes will be tabulated by our inspector of elections for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and “broker non-votes” (i.e., shares held by a broker or other nominee having discretionary power to vote on some matters but not others). Broker non-votes occur when your broker or other nominee submits a proxy for your shares (because the broker or other nominee has received instructions from you on one or more proposals, but not all, or has not received instructions from you but is entitled to vote your shares on a particular “discretionary” matter) but does not indicate a vote for a particular proposal because the broker or other nominee either does not have the authority to vote on that proposal and has not received voting instructions from you, or has discretionary authority but chooses not to exercise it. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.
Vote Required for Each Proposal
The voting requirements for each of the Proposals under consideration at the Annual Meeting to be approved, and the effect of abstentions and broker non-votes on each Proposal, are as follows:

Proposal	Voting Approval Standard	Effect of Abstentions	Effect of Broker Non-Votes (1)
1: Election of Directors	The three nominees receiving the highest number of votes will be elected	No effect – not counted as a vote	No effect – not counted as a vote
2: “Say on Pay” (2)	Majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote	Same effect as a vote against	No effect – not counted as a vote
3: “Say on Frequency” (2)	Majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote	Same effect as a vote against	No effect – not counted as a vote
4: Ratification of the Appointment of SingerLewak LLP	Majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote	Same effect as a vote against	Routine matter – brokers will have discretionary authority to vote
5: Amendment of Smith Micro Software, Inc. 2015 Omnibus Equity Incentive Plan	Majority of the votes cast on the proposal	No effect – not counted as a vote	No effect – not counted as a vote
6: Share Issuance	Majority of the votes cast on the proposal	No effect – not counted as a vote	No effect – not counted as a vote
7: Charter Amendment	Majority of outstanding shares of Common Stock entitled to vote on the proposal	Same effect as a vote against	Same effect as a vote against
8: Adjournment	Majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote	Same effect as a vote against	Routine matter – brokers will have discretionary authority to vote
(1)Brokers are permitted to vote their customers’ shares on routine matters when the brokers have not received voting instructions from their customers. Proposals 4 and 8 are routine matters on which brokers may vote in this way. Brokers may not vote their customers’ shares on non-routine matters, unless they have received voting instructions from their customers. Proposals 1, 2, 3, 5, 6 and 7 are non-routine matters. Shares that are not voted by brokers on non-routine matters because their customers have not provided instructions are called broker non-votes.
(2)With respect to Proposals 2 and 3, as advisory votes these proposals are non-binding on the Company; however, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by our stockholders and will consider the outcome of these votes when making future compensation decisions.

How to Vote
The manner in which your shares may be voted depends on how your shares are held. If you are a stockholder of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a stockholder on the records of Computershare, our stock transfer agent, you may vote by proxy, meaning you authorize the individuals named on your proxy card or Notice to vote your shares. If you choose to vote by proxy, you may do so by telephone, via the Internet or by mail. Each of these methods is explained below. If you hold your shares of Common Stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive. If no direction is made on your proxy and it is otherwise properly executed, your proxy will be voted FOR the election of the three director nominees, will be voted to select ONE YEAR for the frequency of non-binding “say-on-pay” votes, and will be voted FOR each of the other proposals at the Annual Meeting. You also may participate in and vote during the Annual Meeting.
Voting by proxy. You may vote your shares by proxy by telephone, via the Internet or by mail:
•By Telephone. You may transmit your proxy voting instructions by calling the telephone number specified on the Notice, or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card. You will need to have the Notice or proxy card in hand when you call. If you choose to vote by telephone, you do not have to return a proxy card by mail.

•Via the Internet. You may transmit your proxy voting instructions via the Internet by accessing the website specified on the Notice, or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card. You will need to have the Notice or proxy card in hand when you access the website. If you choose to vote via the Internet, you do not have to return a proxy card by mail.
•By Mail. If you received printed proxy materials, you may vote by proxy by completing, signing and dating the proxy card enclosed with your printed proxy materials and returning it in the enclosed prepaid envelope.
Voting online during the Annual Meeting: Stockholders who elect to participate in the Annual Meeting may vote online during the Annual Meeting by following the instructions provided. Even if you plan to attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting your shares will still be voted in accordance with your direction.
Telephone and Internet voting for stockholders of record will be available up until the conclusion of the Annual Meeting, and mailed proxy cards must be received by June 5, 2023 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, this deadline may be extended.
The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.
Revoking a Proxy; Changing Your Vote
If you are a stockholder of record, you may revoke your proxy before the vote is taken at the meeting:
•by submitting a new proxy with a later date before the Annual Meeting either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How to Vote” section above;
•by voting online at the virtual meeting site; or
•by filing a written revocation with our corporate Secretary.
If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other organization holding your account. You may also vote online at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares as described in the “How to Vote” section above.
Your attendance alone at the Annual Meeting will not automatically revoke your proxy.
Solicitation
The proxies being solicited for the Annual Meeting as described in this Proxy Statement are being solicited by the Company's Board of Directors. We will pay all of the costs of soliciting proxies. We will provide copies of our proxy materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners who request printed copies of these materials and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may also solicit proxies by telephone, facsimile or personal solicitation; however, we will not pay them additional compensation for any of these services. We have engaged Georgeson LLC (“Georgeson”) to assist us with the solicitation of proxies for the Annual Meeting. We expect to pay Georgeson approximately $15,000, plus expenses, for its services
Deadlines for Receipt of Stockholder Proposals
Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission (“SEC”) and our Bylaws. For stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to be presented at and included in our proxy statement for our 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”), such proposals must be submitted to and received by the Company’s corporate Secretary no later than December 29, 2023. Pursuant to our Bylaws, any stockholder intending to present a proposal for action at an annual meeting must give written notice to the Company’s corporate Secretary not less than 30 days and not more than 60 days prior to the date of the annual meeting, except that if less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, then the deadline for submitting a stockholder proposal is the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Under our Bylaws, the deadline for submitting a nomination for a director to be included in our proxy materials for an annual meeting is 60 days prior to the date of the annual meeting. In addition, the proxy solicited by the Board of Directors for the 2024 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal no later than March 13, 2024, which is 45 calendar days prior to the anniversary date of the mailing of this Proxy Statement. Stockholder proposals and nominations must be in writing and should be addressed to our corporate Secretary at our principal executive offices located at 5800 Corporate Drive, 5th Floor, Pittsburgh, PA 15237. The Chairman of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the Securities and Exchange Commission.
We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. Your proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting that is not included in this Proxy Statement.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING
PROPOSAL 1:
ELECTION OF DIRECTORS
Our Amended and Restated Certificate of Incorporation and Bylaws provide for our Board of Directors (the “Board”) to be divided into three classes. Each class of directors serves for a three-year term, with one class being elected by the Company’s stockholders at each annual meeting. Our Board currently has eight directors: Andrew Arno, Thomas G. Campbell, Steven L. Elfman, Samuel Gulko, Asha Keddy, Chetan Sharma, William W. Smith, Jr. and Gregory J. Szabo. Messrs. Sharma, Smith and Szabo serve as directors with terms expiring at this year’s Annual Meeting. Mr. Campbell, Mr. Elfman and Ms. Keddy serve as directors with terms expiring at the 2024 Annual Meeting, and Messrs. Arno and Gulko serve as directors with terms expiring at the 2025 annual meeting of stockholders.
Three directors will be elected at the Annual Meeting to serve three-year terms expiring on the date of the annual meeting of stockholders to be held in 2026 (the “2026 Annual Meeting”) or until their respective successors shall have been elected and qualified. The Governance and Nominating Committee of the Board of Directors has recommended to the Board for nomination, and the Board has nominated, Messrs. Sharma, Smith and Szabo as its nominees for election to the Board at the Annual Meeting. Your proxy will be voted, unless authority is withheld or the proxy is revoked, FOR the election of Messrs. Sharma, Smith and Szabo to hold office until the date of our 2026 Annual Meeting or until their respective successors have been duly elected and qualified or until in either case they earlier resign, become disqualified or disabled, or are otherwise removed. Each returned proxy cannot be voted for a greater number of persons than the nominees named on the proxy. In the unanticipated event that a nominee becomes unable or declines to serve at the time of the Annual Meeting, the proxies will be voted for a substitute person recommended by the Governance and Nominating Committee and approved by the Board. Messrs. Sharma, Smith and Szabo have agreed to serve if elected, and the Board has no reason to believe that they will be unavailable to serve.
DIRECTORS AND NOMINEES
Provided below is certain information with respect to each nominee for election as a director and each continuing director.
Director Nominees for Terms Ending at the 2026 Annual Meeting of Stockholders

Name	Age	Present Position with the Company
Chetan Sharma (1)	53	Director
William W. Smith, Jr.	75	Chairman of the Board, President and Chief Executive Officer
Gregory J. Szabo (2)	75	Director
(1)Member of the Mergers and Acquisitions Committee
(2)Member of the Audit and Mergers and Acquisitions Committees
Mr. Sharma joined the Board in April 2022. Since 2000, Mr. Sharma has served as the Chief Executive Officer and founder of Chetan Sharma Consulting, a management consulting and strategic advisory firm serving the mobile, media, and technology industries. Prior to founding his firm, Mr. Sharma served as director of the Emerging Solutions and Wireless practices at Luminant Worldwide, a global provider of strategic consulting and professional services, and earlier in his career held roles in systems engineering and product management at Cellular Technical Services, a start-up company focused on preventing fraud in wireless networks. Mr. Sharma holds a Bachelor of Science degree in Electrical Engineering from Indian Institute of Technology and a Master of Science degree in Electrical and Computer Engineering from Kansas State University. Mr. Sharma brings to the Board more than 20 years of experience in providing strategic advisory services to leading companies in the wireless technology industry, and offers the Board valuable insight into strategic and operational issues important to the Company’s success.
Mr. Smith co-founded Smith Micro and has served as our Chairman of the Board, President and Chief Executive Officer since the Company’s inception in 1982. Mr. Smith was employed by Rockwell International Corporation in a variety of technical and management positions from 1975 to 1984. Mr. Smith served with Xerox Data Systems from 1972 to 1975 and RCA Computer Systems Division from 1969 to 1972 in mainframe sales and pre-sale technical roles. Mr.

Smith received a Bachelor of Arts degree in Business Administration from Grove City College. As co-founder and the most senior executive of our Company, Mr. Smith provides the Board with valuable insight into the Company’s business operations, opportunities and challenges, as well as his extensive knowledge of the telecommunications and wireless industries, garnered during his 40 years of service with our Company. Mr. Smith also possesses particular strengths with respect to leadership and management skills.
Mr. Szabo re-joined the Board in 2011 after previously serving from 2001 to 2010. Mr. Szabo has over 30 years of wireless communications senior management experience from his career with AirTouch's and Vodafone’s wireless communications operations, which were merged with Verizon Wireless in 2000. As Senior Vice President-Network Services, he directed AirTouch’s engineering and operations for the company's cellular systems in the eastern United States, and later served as Executive Director, Global Technology for AirTouch Vodafone. Mr. Szabo previously held managerial positions with Motorola and Martin Marietta (now Lockheed Martin). He also co-founded Ertek Inc., which designed manufacturing systems for RFID (Radio Frequency IDentification) tag antennas. Mr. Szabo received both a Bachelor of Science Degree and Master of Science Degree in Electrical Engineering from Ohio University. He brings to our Board substantial market knowledge and in-depth insight into the worldwide telecommunications and wireless data and cellular industries.
Vote Required for Approval and Recommendation of Board of Directors
The affirmative vote of the holders of a plurality of the outstanding shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote is required for approval of the election of directors standing for election at the 2023 Annual Meeting.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES NAMED ABOVE OR THEIR SUBSTITUTES AS SET FORTH HEREIN.
Continuing Directors with Terms Ending at the 2024 Annual Meeting of Stockholders:

Name	Age	Present Position with the Company
Thomas G. Campbell (1)	72	Director
Steven L. Elfman (2)	67	Director
Asha Keddy (3)	49	Director
(1)Member of the Audit, Compensation, and Governance and Nominating Committees
(2)Member of the Compensation, Governance and Nominating, and Mergers and Acquisitions Committees
(3)Member of the Audit Committee
Mr. Campbell became a director in 1995. From 1999 until his retirement in October 2021, he served as the Executive Vice President of King Printing, Inc., a book printing and manufacturing company. From 1996 to 1999, he was the Vice President of Operations of Complete Concepts, Ltd., a manufacturer and distributor of women’s accessories. From 1995 to 1996, Mr. Campbell was an independent management consultant specializing in corporate turnarounds, and prior to that served during 1995 as the Chief Operating Officer of Laser Atlanta Optics, Inc. From 1985 to 1995, he served in several senior management positions at Hayes Microcomputer Products, Inc., including Vice President of Operations and Business Development and as Chief Operating Officer and a member of the Board of Directors of Practical Peripherals, a Hayes subsidiary. Prior to 1985, Mr. Campbell was employed by Digital Equipment Corporation. Mr. Campbell attended Boston University. Mr. Campbell brings to our Board extensive executive management experience in the retail and consumer products industries, along with particular strengths with respect to leadership, management, financial, international business and corporate governance skills.
Mr. Elfman became a director in 2014. He is the former President of Network Operations and Wholesale at Sprint, a telecommunications company and leading wireless carrier prior to its acquisition by T-Mobile in 2020, having had responsibility for product, technology development, network, wholesale operations, value-added services, procurement and real estate, and digital. Mr. Elfman joined the Sprint senior leadership team in 2008 from mobile data technology services company, Infospace, where he was Executive Vice President of Infospace Mobile, then President and Chief Operating Officer of Motricity following the acquisition of Infospace Mobile. He also has held leadership positions at Terabeam, as Executive Vice President of Operations, and at AT&T Wireless, where he was Chief Information Officer. Mr. Elfman was the CIO at GE Capital (Fleet Services Company) as well as head of IT at 3M Company for international operations. Mr. Elfman graduated from the University of Western Ontario in Canada with a degree in computer science and business. He previously served on the board of directors of Syntonic Limited, a software company and provider of mobile software solutions, where he served as non-executive chairman and as a member of the compensation committee of the board of directors. Mr. Elfman also previously served on the boards of Affirmed Networks, Inc., a mobile network solutions company, CollabIP, Inc., a communications intelligence platform provider, Competitor Carrier Association, Bethany College and Clearwire. Mr. Elfman brings to our Board extensive knowledge of the telecommunications and wireless data and cellular industries, particularly with respect to large wireless providers.
Ms. Keddy joined the Board in April 2022. She has more than 28 years of industry experience, including senior executive roles, having served for more than 23 years in various roles at Intel Corporation, a Fortune 50 company, most recently serving as Intel’s Corporate Vice President and General Manager, Next Generation Systems and Standards from 2019 until her retirement from the company in March 2023. Ms. Keddy is a business innovation leader, technology futurist and patent-holder. Ms. Keddy has spent her career building enterprise and consumer systems and defining policies to transform working and living environments. Ms. Keddy served as a pivotal force, including serving as Intel’s 5G Executive Sponsor, in leading the creation of 5G and Wi-Fi market opportunities for Intel using incubation efforts, product development, industry forums, standards creation, ecosystem enablement, and policy governance. Ms. Keddy is a highly networked industry thought leader, and a global spokesperson providing insights to government agencies, the media, analysts, academia, and investors. She has served as a representative before Congress and other international government agencies, including testimonies to the U.S. Senate on 5G. Ms. Keddy helped establish Intel as a leader within key wireless, industrial, and edge standards bodies, and multiple industry fora, such as the 3GPP, IEEE, Wi-Fi Alliance, ETSI and Open-RAN. Ms. Keddy brings to the Smith Micro Board extensive industry expertise and in-depth insight into the wireless industry across the entire ecosystem, spanning a near three-decade career of technology, business, and operational leadership experience including in consumer, enterprise, and IOT markets.
Continuing Directors with Terms Ending at the 2025 Annual Meeting of Stockholders:

Name	Age	Present Position with the Company
Andrew Arno (1)	63	Director
Samuel Gulko (2)	91	Director
(1)Member of the Governance and Nominating and Mergers and Acquisitions Committees
(2)Member of Audit and Compensation Committees
Mr. Arno joined our Board of Directors in 2011 and has more than 30 years of experience working with emerging growth companies. From 2015 until his retirement from the firm in February 2023, he served as Vice Chairman of Special Equities Group, LLC (SEG), a privately held investment banking firm. SEG is affiliated with Dawson James Securities Inc., and was previously affiliated with Bradley Woods & Co. Ltd., and prior thereto Chardan Capital Markets, LLC. From 2013 until 2015 he served as Managing Director of Emerging Growth Equities, an investment bank, and Vice President of Sabr, Inc., a family investment group. He previously served as President of LOMUSA Limited, an investment banking firm. Earlier in his career, Mr. Arno served as Vice Chairman and Chief Marketing Officer of Unterberg Capital, LLC, an investment advisory firm that he co-founded, and he served as Vice Chairman and Head of Equity Capital Markets of Merriman Capital LLC, an investment banking firm, where he also served on the board of its parent company, Merriman Holdings, Inc. Mr. Arno currently serves on the boards of Oncocyte Corporation, a biotechnology company, Independa Inc., a software company, and Comhear Inc., an audio technology R&D company. Mr. Arno brings to the Board valuable understanding of public markets, significant experience in investment matters, and a keen understanding of stockholder perspectives as it relates to enhancing value for our stakeholders.
Mr. Gulko became a director in 2004. Since 2002, he has provided tax and consulting services on a part-time basis to a limited number of clients. From 1996 until his retirement in 2002, Mr. Gulko served as the Chief Financial Officer, and as the Vice President of Finance, Secretary and Treasurer of Neotherapeutics, Inc., a publicly traded biotechnology company (now known as Spectrum Pharmaceuticals, Inc.). During this same period, he also served as a member of the board of directors of Neotherapeutics, Inc. Earlier in his career, Mr. Gulko was self-employed as a certified public accountant and business consultant, as well as the part time chief financial officer of several privately-owned companies, and previously served as a partner in the audit practice of Ernst & Young LLP, an accounting and business services firm. Mr. Gulko holds a Bachelor of Science degree in Accounting from the University of Southern California. Mr. Gulko brings to our Board extensive qualifications and experience in finance and public accounting, including his prior service as an audit partner at Ernst & Young LLP and as the CFO of a publicly-traded company.

PROPOSAL 2:
“SAY ON PAY” PROPOSAL
ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS
Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding and advisory basis, the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”). At our 2017 Annual Meeting of Stockholders, our Board of Directors recommended, and our stockholders voted on an advisory basis, to conduct this vote annually. Since the vote on this compensation program is advisory in nature, it will not affect any compensation already awarded to any named executive officer and will not be binding on or overrule any decisions made by the Compensation Committee or the Board with respect to compensation to be awarded in the future. The vote on this resolution is not intended to address any specific element of compensation. Rather, this vote relates to the compensation of our named executive officers as a whole, as described in this Proxy Statement.
The Compensation Committee annually reviews named executive officer compensation. As discussed in the narrative under the heading “Executive Compensation” beginning on page 36 of this Proxy Statement, our compensation program is designed to align executive pay with Company performance, and we seek to closely align the interests of our named executive officers with the interests of our stockholders.
The Compensation Committee and the Board will consider the results of this advisory vote when formulating future executive compensation policy. As such, your vote will serve as an additional tool to guide the Compensation Committee and the Board in continuing to align the Company’s executive compensation program with the interests of the Company and its stockholders. Your vote will also guide the Compensation Committee and the Board to ensure that our executive compensation program is consistent with our commitment to high standards of corporate governance.
We ask our stockholders to vote on the following resolution at the 2023 Annual Meeting:
"RESOLVED, that the Company’s stockholders approve on an advisory basis the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative disclosure contained therein."
Vote Required for Approval and Recommendation of the Board of Directors
Approval of this non-binding, advisory resolution requires the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 3:
“SAY ON FREQUENCY” PROPOSAL
ADVISORY VOTE ON THE FREQUENCY OF ADVISORY APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Section 14A of the Exchange Act requires that we provide stockholders with the opportunity to vote, on a non-binding advisory basis, on how frequently stockholders would like to cast an advisory vote to approve named executive officer compensation as disclosed in accordance with the compensation disclosure rules of the SEC. By voting on this proposal, you may indicate whether you would prefer an advisory vote on executive compensation once every one, two, or three years. Our prior say-on-frequency vote occurred in 2017. At that year’s meeting, stockholders agreed with the Board’s recommendation that advisory votes on executive compensation should occur every year. Although this vote is non-binding, the Board and the Compensation Committee value the views of our stockholders and will review the voting results. However, the Board may decide that it is in the best interests of the Company and its stockholders to hold an advisory vote more or less frequently than the alternative that has been selected by stockholders.
After careful consideration of the frequency alternatives, the Board believes that conducting an advisory vote on named executive officer compensation on an annual basis is currently appropriate for the Company and its stockholders.
Vote Required for Approval and Recommendation of the Board of Directors
The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the proposal at the annual meeting is required for advisory approval of this proposal. However, because this proposal has four choices, it is possible that no choice will receive an affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to be voted on this proposal. Therefore, the Board will consider the choice that receives the highest number of votes as the choice supported by our stockholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE OF ONE YEAR, ON A NON-BINDING ADVISORY BASIS, FOR THE FREQUENCY OF ADVISORY APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4:
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
SingerLewak LLP has been engaged as the Company’s independent registered public accounting firm since 2005. The Audit Committee has selected SingerLewak LLP as the Company’s independent auditors for the fiscal year ending December 31, 2023 and has further directed that the selection of the independent auditors be submitted for ratification by the stockholders at the Annual Meeting.
Stockholder ratification of the selection of SingerLewak LLP as the Company’s independent auditors is not required by the Company’s Bylaws or otherwise. However, the Board of Directors is submitting the selection of SingerLewak LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain SingerLewak LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. Representatives of SingerLewak LLP are not expected to be present at the Annual Meeting, and accordingly will not have an opportunity to make a statement or be available to respond to questions from stockholders.
Principal Accounting Fees and Services
The following is a summary of the fees billed to Smith Micro by SingerLewak LLP for professional services rendered for the fiscal years ended December 31, 2021 and December 31, 2022:

Fee Category	Fiscal 2021 Fees		Fiscal 2022 Fees
Audit Fees	$412,901	(1)	$360,253
Audit-Related Fees	$71,250	(2)	$—
Tax Fees	$—		$—
All Other Fees	$—		$—
(1)Includes $41,743 in fees related to the Company’s acquisition of Avast plc’s family safety mobile software business in 2021
(2)Includes $52,000 in fees related to the Company’s public offering in 2021
Audit Fees: This category consists of fees billed for professional services rendered for the audit of our consolidated annual financial statements, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
Audit-Related Fees: This category consists of assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.”
Tax Fees: This category consists of fees billed for professional services rendered for tax compliance, tax advice and tax planning.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at the next scheduled meeting.

Vote Required for Approval and Recommendation of the Board of Directors
The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is being sought to ratify the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF SINGERLEWAK LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

PROPOSAL 5:
APPROVAL OF AN AMENDMENT TO THE SMITH MICRO SOFTWARE, INC.
2015 OMNIBUS EQUITY INCENTIVE PLAN
The Company’s stockholders are being asked to approve an amendment (the “Share Increase Amendment”) to the Smith Micro Software, Inc. 2015 Omnibus Equity Incentive Plan (the “Plan”), which would increase the number of shares currently issuable under the Plan by an additional three million shares.   The Share Increase Amendment has been approved by the Company’s Board of Directors.
The Company is seeking to increase the number of shares under the Plan so as to have a sufficient number of shares (and an appropriate buffer amount) to issue equity awards to new as well as current employees eligible to receive equity awards as part of their overall compensation packages, as well as to attract, incentivize and retain highly qualified employees. The Company’s Board of Directors has approved, subject to stockholder ratification and approval, the Share Increase Amendment to increase the maximum number of shares of the Company’s common stock reserved under the Plan by three million shares to a total of 12,625,000 shares.
The following table sets forth certain information about awards currently outstanding under the Plan:

2015 Omnibus Equity Incentive Plan	As of March 17, 2023
Total Stock Options Outstanding	90,245
Total Restricted Stock Awards Outstanding (unvested shares remaining)	2,653,265
Weighted-Average Exercise Price of Stock Options Outstanding	$6.16
Weighted-Average Remaining Duration (yrs) of Stock Options Outstanding	3.49
Total Shares Available for Grant under the Plan	1,122,868
Total Common Stock Outstanding	58,611,505
The closing price of the Company’s common stock on March 17, 2023 was $1.03 per share.
The ratification and approval of the Share Increase Amendment is not anticipated to have any effect on the benefits to be received by the Company’s employees and officers under the Plan.
Vote Required for Approval and Recommendation of the Board of Directors
Approval of the Share Increase Amendment proposal requires the affirmative vote of a majority of votes cast on such proposal. The proposal is a “non-routine” matter, which means brokers and nominees cannot vote on behalf of their clients if clients do not furnish voting instructions.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE SHARE INCREASE AMENDMENT TO THE COMPANY’S PLAN AS DESCRIBED HEREIN.
Summary of Material Features of the Plan
Administration. The Plan is administered by the Compensation Committee of the Board of Directors (the “Plan Committee”) consisting of persons who are each (i) “Outside Directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) “Non-Employee Directors” within the meaning of Rule 16b-3 of the Exchange Act, and (iii) “independent” for purposes of any applicable listing requirements. The Board of Directors or the Plan Committee may delegate to a committee of one or more members of the Board of Directors who are (x) not Outside Directors, the authority to grant awards to eligible persons who are not (A) then “covered employees” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award, or (B) persons with respect to whom we wish to comply with the requirements of Section 162(m) of the Code, and/or (y) Non-Employee Directors, the authority to grant awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Plan Committee is eligible to receive an award under the Plan, such Plan Committee member shall have no authority with respect to his or her own award. Among other things, the Plan Committee has complete discretion, subject to the terms of the Plan, to determine the employees, non-employee directors and non-employee consultants to be granted awards under the Plan, the type of awards to be granted, the number of shares subject to each award, the exercise price under each option and the base price for each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, the value of the shares underlying the award, and the required withholdings, if any. The Plan Committee is also authorized to construe the award agreements, and may prescribe rules relating to the Plan.
Grant of Awards; Shares Available for Awards. The Plan provides for the grant of awards which are incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), unrestricted shares, restricted shares, restricted stock units (“RSUs”), performance stock and units, SARs, tandem stock appreciation rights, distribution equivalent rights, or any combination of the foregoing, to employees, non-employee directors, and non-employee consultants of the Company or any of its subsidiaries (each a “participant”) (however, solely Company employees or employees of the Company’s subsidiaries are eligible for ISO awards). A total of 8,500,000 shares was originally reserved for issuance under the Plan, which was reduced to 2,125,000 shares following a 1 for 4 reverse stock split undertaken in August of 2016.  Subsequent amendments approved by the Company’s Board and stockholders increased the number of shares reserved for issuance under the Plan to 9,625,000.  Shares awarded as restricted stock, RSUs, performance stock, or dividend equivalent rights, which convey the full value of the shares subject to the award, are counted as 1.2 shares for every one share awarded, while options and SARs count as one share for every share awarded. To the extent that an award (or portion of an award) lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its holder terminate, any shares subject to such award shall be deemed not to have been issued for purposes of determining the maximum aggregate shares which may be issued under the Plan and shall again be available for the grant of a new award. However, shares not issued or delivered as a result of the net settlement of an SAR or option, shares used to pay the exercise price or withholding taxes related to an award and shares repurchased on the open market with the proceeds from the exercise of any option will not be available for future issuance under the Plan.
The Plan will continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it was adopted by the Board of Directors (except as to awards outstanding on that date). The Board of Directors in its discretion may terminate the Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a holder, without the consent of the holder, with respect to any award previously granted. Currently, the maximum number of shares subject to awards that may be granted under the Plan to any one person during any calendar year is 350,000 shares.
Future new hires, non-employee directors and additional non-employee consultants are eligible to participate in the Plan as well. The number of awards to be granted to officers, non-employee directors, employees and non-employee consultants cannot be determined at this time as the grant of awards is dependent upon various factors such as hiring requirements and job performance.
Options. The term of each stock option shall be as specified in the option agreement; provided, however, that no option shall be exercisable after the expiration of ten (10) years from the date of its grant (five (5) years for an employee who is a ten percent stockholder). The Plan expressly prohibits the re-pricing of options (including the cancellation and re-grant of outstanding options) without prior stockholder approval. The Plan also requires a minimum vesting period of one year before any portion of an award will be vested. The price at which a share may be purchased upon exercise of a stock option shall not be less than the fair market value of a share on the date such stock option is granted, and shall be subject to adjustment as provided in the Plan. The Plan Committee or the Board of Directors shall determine the time or times at which, or the circumstances under which, a stock option may be exercised in whole or in part, the time or times at which options shall cease to be or become exercisable following termination of the stock option holder’s employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, and the methods by or forms in which shares will be delivered or deemed to be delivered to participants who exercise stock options.  Options which are ISOs shall comply in all respects with Section 422 of the Code.
Unrestricted Stock Awards. Pursuant to the terms of the applicable unrestricted stock award agreement, an unrestricted stock award is the award or sale of shares to employees, non-employee directors or non-employee consultants, which are not subject to transfer restrictions in consideration for past services rendered to the Company or any of its subsidiaries or for other valid consideration.
Restricted Stock Awards. Restricted stock awards shall include such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Plan Committee or the Board of Directors may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Committee or the Board of Directors may determine at the date of grant or purchase or thereafter. If provided for under the restricted stock award agreement, a participant who is granted or has purchased restricted stock shall have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Committee or the Board of Directors or in the award agreement). During the restricted period applicable to the restricted stock, subject to certain exceptions, the restricted stock may not be sold, transferred, pledged, exchanged, hypothecated, or otherwise disposed of by the participant.
Restricted Stock Unit Awards. A RSU award provides for a grant of shares or a cash payment to be made to the holder upon the satisfaction of predetermined individual service-related vesting requirements, based on the number of units awarded to the holder. The Plan Committee shall set forth in the applicable RSU award agreement the individual service-based vesting requirements which the holder would be required to satisfy before the holder would become entitled to payment and the number of units awarded to the holder. The Plan Committee has discretion to prescribe additional terms and conditions or restrictions. The holder of a RSU shall be entitled to receive a cash payment equal to the fair market value of a share, or one (1) share, as determined and as set forth in the RSU award agreement, for each RSU subject to such RSU award, if and to the extent the holder satisfies the applicable vesting requirements. Such payment or distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the RSU first becomes vested, unless otherwise structured to comply with Code Section 409A.
Performance Stock Awards. A performance stock award provides for the distribution of shares (or cash equal to the fair market value of shares) to the holder upon the satisfaction of predetermined individual and/or Company goals or objectives. The Plan Committee shall set forth in the applicable performance stock award agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) required to be satisfied before the holder would become entitled to the receipt of shares (or cash equal to the fair market value of shares) pursuant to such holder’s performance stock award and the number of shares of shares subject to such performance stock award. The vesting restrictions under any performance stock award shall constitute a “substantial risk of forfeiture” under Section 409A of the Code and, if such goals and objectives are achieved, the distribution of such shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of our fiscal year to which such goals and objectives relate, unless otherwise structured to comply with Code Section 409A. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. The holder of a performance stock award shall have no rights as a stockholder until such time, if any, as the holder actually receives shares pursuant to the performance stock award.
Performance Unit Awards. A performance unit award provides for a cash payment to be made to the holder upon the satisfaction of predetermined individual and/or Company (or affiliate) performance goals or objectives based on selected performance criteria, based on the number of units awarded to the holder. The Plan Committee shall set forth in the applicable performance unit award agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the holder and/or Company would be required to satisfy before the holder would become entitled to payment, the number of units awarded to the holder and the dollar value assigned to each such unit. At the time of such award, the Plan Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions. The holder of a performance unit shall be entitled to receive a cash payment equal to the dollar value assigned to such unit under the applicable performance unit award agreement if the holder and/or the Company satisfies (or partially satisfies, if applicable under the applicable performance unit award agreement) the performance goals and objectives set forth in such performance unit award agreement. If achieved, such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate, unless otherwise structured to comply with Code Section 409A.
Stock Appreciation Rights. A SAR provides the participant to whom it is granted the right to receive, upon its exercise, cash or shares equal to the excess of (A) the fair market value of the number of shares subject to the SAR on the date of exercise, over (B) the product of the number of shares subject to the SAR multiplied by the base value for the SAR, as determined by the Plan Committee or the Board of Directors. The Plan Committee shall set forth in the applicable SAR award agreement the terms and conditions of the SAR, including the base value for the SAR (which shall not be less than the fair market value of a share on the date of grant), the number of shares subject to the SAR and the period during which the SAR may be exercised and any other special rules and/or requirements which the Plan Committee imposes on the SAR. No SAR shall be exercisable after the expiration of ten (10) years from the date of grant, and each SAR shall have a minimum vesting period of one year before any portion of an award will be vested. A tandem SAR is a SAR granted in connection with a related option, the exercise of some or all of which results in termination of the entitlement to purchase some or all of the shares under the related option. If the Plan Committee grants a SAR which is intended to be a tandem SAR, the tandem SAR shall be granted at the same time as the related option and additional restrictions apply. The Plan expressly prohibits the re-pricing of SARs (including the cancellation and re-grant of outstanding SARs) without prior stockholder approval.
Distribution Equivalent Rights. A distribution equivalent right entitles the holder to receive bookkeeping credits, cash payments and/or share distributions equal in amount to the distributions that would be made to the holder had the holder held a specified number of shares during the period the holder held the distribution equivalent rights. The Plan Committee shall set forth in the applicable distribution equivalent rights award agreement the terms and conditions, if any, including whether the holder is to receive credits currently in cash, is to have such credits reinvested (at fair market value determined as of the date of reinvestment) in additional shares or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such award becomes vested, the distribution of such cash or shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the holder’s interest in the award vests, unless otherwise structured to comply with Code Section 409A. Distribution equivalent rights awards may be settled in cash or in shares, as set forth in the applicable distribution equivalent rights award agreement. A distribution equivalent rights award may, but need not be, awarded in tandem with another award (but not an option or SAR award), whereby, if so awarded, such distribution equivalent rights award shall expire, terminate or be forfeited by the holder, as applicable, under the same conditions as under such other award. The distribution equivalent rights award agreement for a distribution equivalent rights award may provide for the crediting of interest on a distribution equivalent rights award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest was credited and vested), at a rate set forth in the applicable distribution equivalent rights award agreement, on the amount of cash payable thereunder.
Recapitalization or Reorganization. Subject to certain restrictions, the Plan provides for the adjustment of shares underlying awards previously granted if, and whenever, prior to the expiration or distribution to the holder of shares underlying an award theretofore granted, the Company shall effect a subdivision or consolidation of our shares or the payment of a stock dividend on shares without receipt of consideration by the Company. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted award, the holder shall be entitled to receive (or entitled to purchase, if applicable) under such award, in lieu of the number of shares then covered by such award, the number and class of shares and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the holder had been the holder of record of the number of shares then covered by such award. The Plan also provides for the adjustment of shares underlying awards previously granted in the event of changes to the outstanding shares by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split-up, spin-off, exchange or other relevant change in capitalization occurring after the date of the grant of any award, subject to certain restrictions.
Amendment and Termination. The Plan shall continue in effect, unless sooner terminated pursuant to its terms, until the tenth (10th) anniversary of the date on which it is adopted by the Board of Directors (except as to awards outstanding on that date). The Board of Directors may terminate the Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a holder with respect to any award theretofore granted without the consent of the holder. The Board of Directors shall have the right to alter or amend the Plan or any part thereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of our stockholders at which a quorum representing a majority of our shares entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to holders, (ii) except as otherwise expressly provided in the Plan, materially increase the number of shares subject to the Plan or the individual award agreements, (iii) materially modify the requirements for participation, or (iv) amend, modify or suspend certain re-pricing prohibitions or amendment and termination provisions as specified therein. In addition, no change in any award theretofore granted may be made which would materially and adversely impair the rights of a holder with respect to such award without the consent of the holder (unless such change is required in order to cause the benefits under the Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code or to cause the Plan and/or Award to be exempt from or comply with Section 409A of the Code).
Certain U.S. Federal Income Tax Consequences of the Plan
The following is a general summary of certain U.S. federal income tax consequences under current tax law to the Company (to the extent it is subject to U.S. federal income taxation on its net income) and to participants in the Plan who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”) of stock options which are ISOs, or stock options which are NQSOs, unrestricted stock, restricted stock, RSU, performance stock, performance units, SARs, and dividend equivalent rights. This summary does not purport to cover all of the special rules that may apply, including special rules relating to limitations on our ability to deduct certain compensation, special rules relating to deferred compensation, golden parachutes, U.S. Participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously-acquired shares. This summary assumes that U.S. Participants will hold their shares as capital assets within the meaning of Section 1221 of the Code. In addition, this summary does not address the foreign, state or local or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the Plan, or shares issued pursuant thereto. Participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the Plan or shares issued thereunder pursuant to the Plan.
A U.S. Participant generally does not recognize taxable income upon the grant of a NQSO. Upon the exercise of a NQSO, the U.S. Participant generally recognizes ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company generally will be entitled to a deduction for such amount at that time. If the U.S. Participant later sells shares acquired pursuant to the exercise of a NQSO, the U.S. Participant recognizes a long-term or short-term capital gain or loss, depending on the period for which the shares were held. The capital gain (or loss) will be short-term if the common stock is disposed of within one year after the NQSO is exercised and long-term if the common stock was held more than 12 months as of the sale date. A long-term capital gain is generally subject to more favorable tax treatment than ordinary income or a short-term capital gain. The deductibility of capital losses is subject to certain limitations.
A U.S. Participant generally does not recognize ordinary taxable income upon the grant or the exercise, of an ISO; provided, however, the excess of the fair market value of the shares received under the ISO over the exercise price is an item of tax preference for purposes of calculating a U.S. Participant’s alternative minimum tax. If the U.S. Participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the U.S. Participant (the “ISO Holding Period”), the U.S. Participant generally recognizes a long-term capital gain or loss, and the Company will not be entitled to a deduction. However, if the U.S. Participant disposes of such shares prior to the end of the ISO Holding Period, the U.S. Participant will recognize ordinary compensation income equal to the excess (if any) of the fair market value of such shares on the date of exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares, and the Company generally will be entitled to deduct such amount.
A U.S. Participant generally does not recognize income upon the grant of a SAR. The U.S. Participant recognizes ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company generally will be entitled to a deduction for such amount.
A U.S. Participant generally does not recognize income on the receipt of a performance stock award, performance unit award, RSU award, unrestricted stock award or dividend equivalent rights award until a cash payment or a distribution of shares is received thereunder. At such time, the U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares or the amount of cash received over any amount paid therefor, and the Company generally will be entitled to deduct such amount at such time.
A U.S. Participant who receives a restricted stock award generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such shares at the time the restriction lapses over any amount paid for the shares. Alternatively, the U.S. Participant may make an election under Section 83(b) of the Code to be taxed on the fair market value of such shares at the time of grant. The Company generally will be entitled to a deduction at the same time and in the same amount as the income that is required to be included by the U.S. Participant.
Internal Revenue Code Section 409A. Awards under the Plan may, in certain instances, result in the deferral of compensation that is subject to the requirements of Section 409A of the Code.  Generally, to the extent that any such award fails to meet the requirements of Section 409A, the regulations issued thereunder or an exception thereto, the award recipient will be subject to immediate taxation, interest and tax penalties in the year the award vests.  While awards issued under the Plan are intended to be structured and administered in a manner that complies with the requirements of Section 409A of the Code, no assurance can be given that compensation will, in fact, satisfy the requirements of Section 409A.
Limitation on Deduction; Consequences of Change in Control.  Section 162(m) of the Code generally places a $1 million limit on the amount of compensation the Company can deduct in any one year for certain executive officers (and, beginning in 2018, certain former executive officers). Historically, the $1 million deduction limit generally has not applied to compensation that qualifies as performance-based compensation under Section 162(m). Effective for taxable years beginning on or after January 1, 2018, the exemption for qualified performance-based compensation under Section 162(m) has been repealed, such that compensation in excess of $1 million paid to any individual who served in 2017 or any later year as the Company’s principal executive officer (PEO), principal financial officer (PFO), or one of our other three most highly compensated executive officers will generally not be deductible. Additionally, on March 11, 2021, The American Rescue Plan Act of 2021 (the “ARPA”) was signed into law. Beginning on or after January 1, 2027, the ARPA expands the applicability of Section 162(m) to also include the next five highest paid corporate officers so that the total number of covered employees subject to the $1 million deduction limitation will at least be 10. It is possible the compensation attributable to awards under this plan may cause this limitation to be exceeded in any particular year. While the Compensation Committee considers tax deductibility as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by the Company for tax purposes.
In addition, if a “change in control” of the Company causes compensation under the Company’s incentive plans, including awards under the Plan, to accelerate vesting or result in the attainment of performance goals, U.S. Participants could, in some cases, be considered to have received “parachute payments.” If so, any such participant could be subject to a 20% excise tax under Section 4999 of the Code on the amount of “excess parachute payments” received and the Company’s tax deduction could be disallowed under Section 280G of the Code.
Summary Conclusion
Our Board of Directors is requesting this vote by the stockholders to approve the increase of the number of shares available for issuance under the Plan by an additional three million shares. If the stockholders do not approve the Share Increase Amendment, the Plan will continue in effect pursuant to its current terms and conditions, and we may continue to grant awards under the Plan, subject to its terms, conditions and limitations. The increase in shares reserved for issuance will be the only material change to the existing Plan resulting from the stockholders’ approval of the Share Increase Amendment.  Stockholders should carefully read this proxy statement in its entirety for more detailed information concerning the proposal to approve the Share Increase Amendment. Additionally, stockholders are directed to the full text of the Share Increase Amendment, which is attached as Appendix A to this proxy statement, as any summary or description of the Share Increase Amendment contained herein is qualified in its entirety by reference to Appendix A. Further, the foregoing summary of certain provisions of the existing Plan is qualified in its entirety by reference to the complete text of the Plan, as amended, a copy of the original Plan is attached as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 30, 2015 and a copy of the amendments to the Plan are attached as Appendix B to the Company’s Definitive Proxy Statement of Schedule 14A, filed with the SEC on May 3, 2018 and Appendix A to the Company’s Definitive Proxy Statement of Schedule 14A, filed with the SEC on April 28, 2020. Capitalized terms not otherwise defined in this proposal shall have the meaning ascribed to them in the Plan.

PROPOSAL 6:
SHARE ISSUANCE PROPOSAL:
APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING THE SENIOR SECURED CONVERTIBLE NOTES AND WARRANTS ISSUED BY US PURSUANT TO THE TERMS OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AUGUST 11, 2022, IN AN AMOUNT THAT MAY BE EQUAL TO OR EXCEED 20% OF OUR COMMON STOCK OUTSTANDING
General
On August 11, 2022, we entered into a Securities Purchase Agreement ("SPA") with certain accredited investors (the "Investors"), and, pursuant to the SPA, sold to the Investors a new series of senior secured convertible notes (the "Notes") with an aggregate original principal amount of $15 million and an initial conversion price of $3.35 per share of the Company’s common stock, par value $.001 per share (“Common Stock”), subject to adjustment as described in the Notes, and warrants to acquire up to an aggregate amount of 2,238,806 additional shares of the Company’s Common Stock (the "Warrants" and together with the Notes, the "Notes Offering").
Concurrently with the Notes Offering, we consummated a registered direct offering by entering into a Securities Purchase Agreement (the “Additional Purchase Agreement” and together with the SPA, the “Purchase Agreements”) with certain accredited investors and sold an aggregate of 1,132,075 shares of Common Stock (the “Shares”) and warrants to purchase up to an aggregate of 1,132,075 shares of the Company’s Common Stock (the “Additional Warrants”) at a purchase price of $2.65 per share of Company Common Stock and associated Additional Warrant (the “Stock Offering” and, together with the Notes Offering, the “Offerings”).
Summary of General Terms of the Convertible Notes
Set forth below is a general description of the terms of the Notes. The Notes will mature on December 31, 2023. Principal under the Notes is payable in equal monthly installments beginning on April 1, 2023 and ending on the Maturity Date. Amortization payments are payable, at the Company’s election, in cash or, subject to certain limitations, in shares of Common Stock valued at the lower of (i) the conversion price then in effect and (ii) the greater of (A) a 10% discount to the average of the three lowest closing prices of our Common Stock during the twenty trading day period immediately prior to the date the amortization payment is due or (B) $0.62. Except as specifically permitted by the Notes, we will not be permitted to prepay any portion of the outstanding principal or accrued and unpaid interest. The Notes will accrue compounding interest at the rate of 6.0% per annum, which will be payable in cash or shares of our Common Stock at the Company's option, in arrears quarterly in accordance with the terms of the Notes. Upon the occurrence and during the continuance of an Event of Default (as defined in the Notes), the Notes will accrue interest at the rate of 15.0% per annum. Upon conversion, holders of the Notes are also entitled to receive an interest make-whole payment.
Conversion
Each Note is convertible, at the option of the applicable noteholder, into shares of our Common Stock at an initial fixed conversion price of $3.35 per share. The conversion price is subject to standard adjustments in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transactions. Notwithstanding the foregoing, our ability to settle conversions and make amortization and interest make-whole payments using shares of our Common Stock is subject to certain limitations set forth in the Notes. The Notes contain a beneficial ownership limitation as to each holder of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of, or as part of any amortization payment or interest make-whole payment under, the Notes or Warrants, provided that a holder may elect to increase such beneficial ownership limitation to any other percentage up to 9.99%.
The Notes include certain customary Events of Default, including, among other things, the failure to file and maintain an effective shelf registration statement covering the sale of the noteholder's securities registrable pursuant to the Registration Rights Agreement and the Company’s failure to pay any amounts due to holders of the Notes when due. In connection with an Event of Default, each noteholder will be able to require us to redeem in cash any or all of the noteholder's Note at a premium as set forth in the Note. We are subject to certain customary affirmative and negative covenants regarding the incurrence of indebtedness, acquisition and investment transactions, the existence of liens, the repayment of indebtedness, the payment of cash in respect of dividends, distributions or redemptions, and the transfer of assets, among other matters. The Notes are secured by a first priority security interest in substantially all of our assets and of the assets of our domestic subsidiaries, as evidenced by a Guaranty and Security agreement in favor of Iroquois Capital Management, LLC in its capacity as collateral agent.
Exchange Cap
The Notes contain a limitation on the number of shares that may be issued under the Notes and upon exercise of the Warrants until the time, if any, that the Company’s stockholders have approved the issuance of more than 19.9% of the Company’s then outstanding shares of Common Stock in accordance with Nasdaq listing standards (the “Exchange Cap”). The Company has agreed to seek stockholder approval of these matters in accordance with the terms of the SPA.
Requirement for Stockholder Approval
Our Common Stock is listed on Nasdaq and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) is referred to as the “NASDAQ 20% Rule.” To comply with the NASDAQ 20% Rule and to satisfy conditions under the SPA, we are seeking stockholder approval to eliminate the Exchange Cap and permit the potential issuance of more than 20% of our outstanding Common Stock upon conversion of the Notes and exercise of the Warrants, after taking into consideration applicable securities issued or issuable in connection with the Stock Offering.
The NASDAQ 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of Common Stock or securities convertible into or exchangeable for Common Stock at a price less than the greater of market price or book value of such securities (on an as exercised basis) if such issuance equals 20% or more of the Common Stock or voting power of the issuer outstanding before the transaction.
Without the Exchange Cap, the aggregate number of shares of Common Stock issuable upon the conversion of the Notes and exercise of the Warrants, taking into consideration applicable securities issued pursuant to the Stock Offering, could potentially exceed 20% of our outstanding Common Stock on the date we issued the Notes and Warrants and could potentially be issued at a price less than the greater of the book value or market of the shares on the applicable date. Therefore, the Exchange Cap was added to the provisions of the Notes, which restrict the Notes from being convertible into, and the Warrants being exercised for, shares of Common Stock being in excess of 19.9% of our outstanding Common Stock on the date we issued the Notes and Warrants.
To meet the requirements of the NASDAQ 20% Rule, we need stockholder approval under the Nasdaq Listing Rules to remove the Exchange Cap provisions in the Notes to permit the potential issuance of more than 20% of our outstanding Common Stock upon conversion of the Notes and exercise of the Warrants, after taking into consideration the applicable securities issued in the Stock Offering.
Effect on Current Stockholders if the Share Issuance Proposal is Approved
If our stockholders approve this Share Issuance Proposal, we will eliminate the Exchange Cap in the Notes and therefore potentially issue shares of Common Stock upon the conversion of the Notes and exercise of the Warrants, which when combined with shares issued in the Offering, exceeds 20% of our issued and outstanding shares of Common Stock as of the date we issued the Notes and Warrants.
If stockholders approve the Share Issuance Proposal, current stockholders may experience significant dilution of their current equity ownership in the Company. At the current conversion rate of $3.35 for such voluntary conversions under the Notes, the $15 million in principal amount of Notes would be convertible into 4,477,612 shares of Common Stock. Additionally, there are 2,238,806 shares of Common Stock issuable under the Warrants and an additional 2,264,150 shares of Common Stock issued or issuable under the Stock Offering. In total, based on the assumptions above, the Company could issue 8,980,568 shares of Common Stock, which represents approximately 13% dilution to stockholders based on 58,611,505 shares of Common Stock outstanding on March 17, 2023. For conversions in relation to the amortization payments on the Notes, the conversion price is determined as a discount to the then current market price, as described above, subject to a conversion floor price of $0.62. Therefore, if the market price of the Company remains below $3.35, additional shares of Common Stock will need to be issued if the Company chooses to make payments in stock rather than cash. If all amortization payments are made at the conversion floor price of $0.62 per share, then the Company could potentially issue up to approximately 24,193,548 shares of Common Stock (in addition to the 4,502,956 shares issued or issuable pursuant to the Warrants and Stock Offering), representing 29% dilution to current stockholders based on

58,611,505 shares of Common Stock issued and outstanding on March 17, 2023. Additionally, the Company may also choose to issue shares of Common Stock to make interest payments at such time the amortization payments are due, which would further increase the number of shares of Common Stock issued by the Company and cause further dilution to the current stockholders. If the calculated discount to the current market price of the Company’s Common Stock on the actual date of such amortization payments is above $0.62, the Company will issue fewer shares than this maximum amount for settlement of such amortization payments and any associated interest.
Effect on Current Stockholders if the Share Issuance Proposal is not Approved
Repayment of the Convertible Notes in Cash
If the Share Issuance Proposal is not approved, to the extent that conversion of the Notes and exercise of the Warrants by the holders or by the Company pursuant to their terms would result in the issuance of more than 20% of the issued and outstanding shares of Common Stock pursuant to the Offerings at the time the Company issued the Notes and Warrants, the Company would be unable to convert the full amount of the Notes into shares of Common Stock and would be forced to pay cash to meet its obligations under the terms of the Notes. Under the terms of the Notes, any cash payment of an amortization payment will be made at 103% of such installment payment. Therefore, if all installment payments were made in cash, aggregate amortization payments would equal $15,450,000, in addition to the quarterly interest payments that would be due and payable. To the extent the stock price of the Company remains below $3.35 per share, failure of the stockholders to approve the Share Issuance Proposal could limit the ability of Company’s management to elect to make certain future installment payments in shares of Common Stock, which would result in utilizing the Company’s available cash to make installment payments under the Notes instead of funding its business operations and could negatively impact the Company’s financial condition and results of operations.
Potential Future Dilution
If the Company cannot issue shares of Common Stock in direct settlement of installment amounts under the Notes because of the Exchange Cap, and the Company does not otherwise have sufficient available cash to meet such obligations, the Company may seek to raise additional capital through the issuance of shares of Common Stock, which issuances may be at prices more dilutive to stockholders than the terms permitting conversion of installment amounts into shares under the Notes. Such issuances would likely require the approval of the holders of the Notes, which holders may request a fee in order to consent to such a transaction. To the extent that the Company engages in such transactions to raise additional capital, the current stockholders could be substantially diluted.
Potential Event of Default
If the Share Issuance Proposal is not approved, and if the Company does not have sufficient funds to make cash payments for the installment amounts and cannot raise such funds prior to an installment date, then the Company may suffer an event of default under the Notes, which could have significant negative consequences for the Company and its stockholders. An event of default could harm the Company’s financial condition, force the Company to reduce or cease operations or could result in the Company declaring bankruptcy and the holders of the Notes seizing some or all of the assets of the Company and its subsidiaries which currently secure the Notes.
Obligation to Continue to Seek Approval
If our stockholders do not approve the Share Issuance Proposal, we will be required to continue to seek stockholder approval of this proposal within 90 days of the initial meeting seeking approval and then every six months thereafter, until we receive stockholder approval of this proposal or the Notes are fully repaid or the Notes have been fully converted pursuant to their terms. We are not seeking the approval of our stockholders to authorize our issuance of the Notes, as we have already issued the Convertible Notes, which are binding obligations on us. The failure of our stockholders to approve the Share Issuance Proposal will not negate the existing terms of the documents relating to the Notes. The Notes will remain outstanding and the terms of the Notes will remain binding obligations of the Company.
Additional information regarding the Notes and Offerings
A more detailed description of the Notes, the SPA, the Warrants and the Offerings and related transaction documents can be read in the Company’s Current Report on Form 8-K as filed with the SEC on August 11, 2022 and the above description of the Notes and related documents is qualified in its entirety by such Notes and other documents attached to the Current Report on Form 8-K.
Vote Required for Approval and Recommendation of the Board of Directors
Approval of the Share Issuance Proposal requires the affirmative vote of a majority of votes cast on such proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE SHARE ISSUANCE PROPOSAL AS DESCRIBED HEREIN.

PROPOSAL 7:
APPROVAL OF AN AMENDMENT AND RESTATEMENT TO
THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
On March 21, 2023, our Board unanimously approved, subject to stockholder approval, an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to increase the number of authorized shares of Common Stock from 100,000,000 to 150,000,000 shares, and to make a corresponding change to the number of authorized shares of capital stock. The number of shares of authorized preferred stock would remain unchanged. The text of the proposed Charter amendment to increase the authorized number of shares of Common Stock and capital stock is reflected in the Amended and Restated Certificate of Incorporation set forth on Appendix B (the “Charter Amendment”) to this proxy statement. The remaining provisions of our Charter would remain unchanged, as reflected in Appendix B.
If the Charter Amendment Proposal is approved by the requisite vote of the stockholders, we will file the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State as soon as reasonably practicable after the Annual Meeting. The Charter Amendment shall become effective upon filing with the Delaware Secretary of State. The Board has determined that this amendment is in the best interest of the Company and its stockholders and recommends that the stockholders approve the Charter Amendment.
Background
To ensure that sufficient shares of Common Stock will be available upon conversion of the Notes and exercise of the Warrants (each as defined in Proposal 6 above), the Board approved, subject to stockholder approval, the Charter Amendment to increase the number of shares of our Common Stock authorized for issuance from 100,000,000 to 150,000,000 shares. You are being asked to consider and act upon and approve the Charter Amendment Proposal. It is important that the Company have a sufficient number of authorized but unissued shares of Common Stock available following the conversion and exercise of the Notes and Warrants, to provide the Company with sufficient flexibility to, among other things, undertake important strategic initiatives the Board may approve from time to time.
Under Delaware law, we may only issue shares of Common Stock to the extent that such shares have been authorized for issuance under our Charter. From time-to-time, we issue shares of our Common Stock in connection with capital raises to fund operations, pursuant to our long term incentive plan and for other general corporate purposes. Upon each of these occurrences, the number of available authorized shares decreases. Our Charter currently authorizes the issuance of up to 100,000,000 shares of Common Stock, which we believe may be inadequate to provide us with the flexibility necessary to respond to future needs and opportunities following the issuance of Common Stock upon conversion or exercise of the Notes and Warrants. For additional details, see “Purpose and Effect of the Increase in the Amount of the Company’s Authorized Common Stock” below.
The proposed increase in the authorized Common Stock would provide the Company with the ability to consummate the conversion and exercise of all the Notes and Warrants, as applicable, and thereafter still have appropriate flexibility to, among other things, issue additional equity and equity-linked securities in the future to fund its operations and expected growth and for other general corporate purposes.
Purpose and Effect of the Increase in the Amount of the Company’s Authorized Common Stock
The principal purpose of this proposal is to authorize additional shares of Common Stock, which will be reserved in connection with the conversion of the Notes and exercise of the Warrants. Further, it is important that the Company have an appropriate number of authorized but unissued shares of Common Stock following the conversion and exercise of the Notes and Warrants, as applicable, to provide the Company with the flexibility to, among other things, undertake important strategic initiatives the Board may approve from time to time.
The Board believes that the proposed increase in the number of authorized shares of Common Stock will benefit us by improving our flexibility in responding to future business needs and opportunities. The additional authorized shares of Common Stock will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, including stock splits or dividends, the consummation of common stock-based and preferred stock-based financings, acquisition or strategic joint venture transactions involving the issuance of Common Stock, issuances of Common Stock under our equity incentive plan or any new equity compensation plans that we may adopt in the future and issuances of Common Stock for other general corporate purposes that the Board may deem advisable.
We do not have any arrangements, commitments or understandings to issue any shares of our capital stock except in connection with our equity incentive plans, the Notes and Warrants, certain other outstanding warrants issued in other financing transactions or as otherwise contemplated herein.
The Board is not currently aware of any attempt to takeover or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed Charter Amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.
As of March 17, 2023, there were:
•100,000,000 shares of our Common Stock authorized;
•58,611,505 shares of our Common Stock issued and outstanding;
•approximately 124,495 shares of Common Stock underlying outstanding equity awards assuming awards are issuable at maximum potential target;
•approximately 980,389 shares of our Common Stock reserved and available for future issuance or future grant under our equity compensation plans;
•approximately 137,416 shares of Common Stock reserved and available for future issuance under our employee stock purchase plan;
•approximately 5,905,611 shares of our Common Stock reserved for issuance upon conversion of the Notes;
•approximately 2,238,806 shares of our Common Stock reserved for issuance upon exercise of the Warrants; and
•approximately 3,922,013 shares of our Common Stock reserved for issuance upon exercise of other outstanding warrants.
We believe that the increase in the number of authorized shares of Common Stock is in the best interests of the Company and its stockholders.
If the Charter Amendment Proposal Is Approved
If the Charter Amendment Proposal is approved, we will file with the Secretary of State of Delaware an Amended and Restated Certificate of Incorporation in the form of Appendix B attached hereto to increase our authorized number of shares of Common Stock from 100,000,000 shares to 150,000,000 shares, with a corresponding increase to the overall authorized capital stock of the Company. If the stockholders approve the Charter Amendment, the Board may cause the issuance of additional shares of Common Stock without further vote of the stockholders of the Company, except as provided under Delaware corporate law or under the rules of any national securities exchange or automated quotation system on which shares of Common Stock of the Company are then quoted, listed or traded. The relative voting and other rights of holders of the Common Stock will not be altered by the authorization of additional shares of Common Stock. Each share of Common Stock will continue to entitle its owner to one vote. When issued, the additional shares of Common Stock authorized by the amendment will have the same rights and privileges as the shares of Common Stock currently issued and outstanding. Issuance of significant numbers of additional shares of the Company’s Common Stock in the future (i) will dilute current stockholders’ percentage ownership, (ii) may dilute the value of current stockholders’ shares, depending on the prices at which such future shares are issued, (iii) would reduce such present stockholders’ ability to influence the election of directors or any other action taken by the holders of Common Stock by reducing the percentage of equity of the Company owned by present stockholders and (iv) could create downward pressure on the per share price of the Common Stock, thereby further diminishing the value of stockholders’ shares of Common Stock.
If the Charter Amendment Proposal Is Not Approved
If the Charter Amendment Proposal is not approved by the stockholders, then the Charter will not be amended to increase the number of authorized shares of Common Stock, and the Company could default under the terms of the Notes if it does not have sufficient shares to meet its contractual obligations under the Notes. Further, if we are unable to issue shares of Common Stock upon conversion of the Notes, the Company will be required to settle such obligations, in whole or in part, in cash as calculated pursuant to the terms of the Notes. When it issued the Notes and at such times as payments under the Notes become due and payable, the Board and management considered, and will continue to consider, the considerable dilution that settling these securities in shares of Common Stock would have on current stockholders. Given the Company’s current cash position, the Board and management have determined that not having the flexibility to settle the obligations in shares of Common Stock could potentially materially, negatively impact the Company’s business plans and not be in the best interests of the Company’s stockholders despite the dilutive effect of settling such securities in shares of Common Stock. To the extent our cash and cash equivalents are insufficient to enable us to make cash payments with respect to the Notes and the number of shares of Common Stock required to settle those obligations is beyond our authorized capital, if we are unable to negotiate a settlement or restructuring with the holders of such Notes, we may be subject to a lawsuit, foreclosure on the Notes and may be required to seek protection under the federal bankruptcy laws.
Additionally, the Company may also not have additional flexibility to issue additional shares of Common Stock for other corporate purposes, including compensatory purposes, if its authorized Common Stock is not increased beyond its current levels.
Vote Required for Approval and Recommendation of the Board of Directors
Approval of the Charter Amendment Proposal requires that the majority of outstanding shares of Common Stock entitled to vote on the Charter Amendment Proposal vote for approval.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE CHARTER AMENDMENT PROPOSAL AS DESCRIBED HEREIN.

PROPOSAL 8:
APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY,
TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES
IN FAVOR OF PROPOSALS NO. 6 OR 7
General
If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve the Share Issuance Proposal or the Charter Amendment Proposal, our proxy holders may move to continue, adjourn or postpone the Annual Meeting at that time in order to enable our Board to solicit additional proxies.
We are asking our stockholders to approve a proposal (the “Adjournment Proposal”) to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Share Issuance Proposal or the Charter Amendment Proposal at the time of the Annual Meeting. If our stockholders approve this Adjournment Proposal, we can continue, adjourn or postpone the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against the Share Issuance Proposal or the Charter Amendment Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we received proxies representing a sufficient number of votes to defeat the Share Issuance Proposal or the Charter Amendment Proposal, we could continue, adjourn or postpone the Annual Meeting without a vote on such proposals and seek to convince the holders of those shares to change their votes to votes in favor of such proposals.
If it is necessary to continue, adjourn or postpone the Annual Meeting, no notice of the continued, adjourned or postponed meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is continued, adjourned or postponed, so long as the meeting is continued, adjourned or postponed for 30 days or less and no new record date is fixed for the continued, adjourned or postponed meeting. At the continued, adjourned or postponed meeting, we may transact any business which might have been transacted at the original meeting.
Required Vote
Approval of the Adjournment Proposal requires the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ADJOURNMENT PROPOSAL AS DESCRIBED HEREIN.

CORPORATE GOVERNANCE
Board of Directors and Committees of the Board
Our Board of Directors, elected by the stockholders, is the ultimate decision-making body of the Company, except with respect to those matters reserved to the stockholders. The Board acts as an advisor and counselor to executive management and oversees and monitors its performance.
Our Board of Directors held nine meetings during 2022. Each director attended either in person or via teleconference at least 75% of the aggregate of all Board and applicable committee meetings during fiscal 2022 for the period in which they served as director. Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meeting of stockholders, directors are encouraged to attend our annual meetings. None of our current directors attended our annual meeting of stockholders in 2022.
Our Board of Directors has established four standing committees: an Audit Committee; a Compensation Committee; a Governance and Nominating Committee; and a Mergers and Acquisitions Committee. Each of these committees has adopted a written charter, a current copy of which is posted on our website at http://www.smithmicro.com under the Investor Relations section.
Audit Committee. Our Audit Committee is comprised of four members: Mr. Campbell, Mr. Gulko, Ms. Keddy and Mr. Szabo. The Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of the Nasdaq Stock Market listing standards as well as within the meaning of Rule 10A-3 of the Exchange Act, and that each Audit Committee member is able to read and understand fundamental financial statements. The Audit Committee reviews our financial statements and accounting practices, makes recommendations to the Board of Directors regarding the selection of our independent registered public accounting firm and reviews the results and scope of our annual audit and other services provided by our independent registered public accounting firm. The Audit Committee is responsible for establishing, and has established, procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, all related party transactions are reviewed and subject to approval by the Audit Committee. Mr. Gulko is the Audit Committee Chairman and the Board has determined that he qualifies as a financial expert, as that term is described in SEC regulations. The Audit Committee held five meetings during 2022.
Compensation Committee. The Compensation Committee is comprised of three members: Messrs. Campbell, Elfman and Gulko. The Board of Directors has determined that all of the members of the Compensation Committee are independent within the meaning of the Nasdaq Stock Market listing standards and applicable SEC regulations. The Compensation Committee administers our executive compensation programs and makes recommendations to the Board of Directors concerning officer and director compensation. The Compensation Committee also has the authority to administer our 2015 Omnibus Equity Incentive Plan (as amended, the “Plan”), and to make awards under the Plan. The Compensation Committee held four meetings during 2022.
The Compensation Committee’s primary objectives in structuring and administering our executive officer compensation program are to attract, motivate and retain talented and dedicated executive officers, tie annual and long-term cash and stock incentives to achievement of measurable corporate and individual performance objectives, and reinforce business strategies and objectives to enhance stockholder value. To achieve these goals, our Compensation Committee maintains compensation plans that tie a portion of executives’ overall compensation to key strategic goals such as the Company’s financial and operational performance, as measured by metrics such as total revenue and non-GAAP operating expense, and for the current year, additional metrics related to achievement of the Company’s operational performance and revenue growth objectives. Our Compensation Committee evaluates individual executive performance along with our Chief Executive Officer ("CEO") (other than with respect to his own performance) as part of the review process. Our Compensation Committee periodically reviews our executive officers’ compensation to determine whether we provide adequate incentives and motivation to our executive officers and whether we adequately compensate our executive officers relative to comparable officers in other similarly situated companies. The Committee did not engage any compensation consultants during 2022. Management plays a significant role in the compensation-setting process for executive officers, other than the CEO, by evaluating employee performance, recommending business performance targets and establishing objectives, and recommending salary levels, bonuses and equity-based awards.
Mergers and Acquisitions Committee. The Mergers and Acquisitions Committee (the “M&A Committee”) is comprised of four members: Messrs. Arno, Elfman, Sharma and Szabo. The Board of Directors has determined that all of the members of the M&A Committee are independent within the meaning of the Nasdaq Stock Market listing standards. The M&A Committee evaluates and reviews potential acquisition targets, strategic investments and divestitures, and makes recommendations regarding the same to our Board of Directors. The M&A Committee is also charged with overseeing the due diligence process with respect to proposed acquisitions, strategic investments and divestitures. The M&A Committee held one meeting during 2022.
Governance and Nominating Committee. The Governance and Nominating Committee is comprised of three members: Messrs. Arno, Campbell and Elfman. The Board of Directors has determined that all of the members of the Governance and Nominating Committee are independent within the meaning of the Nasdaq Stock Market listing standards and applicable SEC regulations. The Governance and Nominating Committee receives proposed nominations to the Board of Directors, reviews the eligibility of each proposed nominee, and recommends candidates for nomination by the Board of Directors to be submitted to the stockholders for election at each annual meeting. The Governance and Nominating Committee held three meetings during 2022.
Our Governance and Nominating Committee manages the process for evaluating current Board members at the time they are considered for re-nomination. After considering the appropriate skills and characteristics required on the Board, the current makeup of the Board, the results of the evaluations, and the wishes of Board members to be re-nominated, the Governance and Nominating Committee recommends to the Board of Directors whether those individuals should be re-nominated. The Governance and Nominating Committee also periodically reviews with the Board whether it believes the Board would benefit from adding one or more new directors, and if so, the appropriate skills and characteristics desired in such new director(s). If the Board determines that a new director would be beneficial, the Governance and Nominating Committee solicits and receives recommendations for candidates and manages the process for evaluating candidates. All potential candidates, regardless of their source (including candidates recommended by stockholders), are reviewed under the same process. Our Governance and Nominating Committee screens the available information about the potential candidates. Based on the results of the initial screening, interviews with viable candidates are scheduled with Governance and Nominating Committee members and with other members of the Board. Upon completion of these interviews and other due diligence, our Governance and Nominating Committee may recommend to the Board the election or nomination of a candidate.
Candidates for independent director may be found through recommendations from current directors, an executive search firm, or other sources. The Governance and Nominating Committee will also consider stockholder nominations for directors submitted in accordance with the procedure set forth in Article II, Section 12 of our Bylaws. The procedure provides that a notice relating to the nomination must be timely given in writing to our corporate Secretary prior to the meeting, setting forth information about the proposed candidate, such as their name, age, business and residence addresses, principal occupation or employment, and their beneficial ownership in Smith Micro stock, and information about the stockholder giving the notice, such as their name and address as they appear on our records, and such stockholder’s beneficial ownership of Smith Micro stock. There are no differences in the manner in which the Governance and Nominating Committee evaluates a candidate that is recommended for nomination for membership on our Board of Directors by a stockholder.
When considering a potential candidate for membership on our Board of Directors, our Governance and Nominating Committee considers relevant business and industry experience and demonstrated character and judgment. Although the Governance and Nominating Committee does not have a formal policy with respect to diversity, the Committee endeavors to seek nominees representing diverse experience in occupational backgrounds in business and technology, and in areas that are relevant to our activities.

Board Member Diversity
The table below provides certain highlights of the composition of our board members and nominees. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (as of March 24, 2023)
Total number of directors	8
	Female	Male
Part I: Gender Identity
Directors	1	7
Part II: Demographic Background
Asian	1	1
White	0	6
Board Member Independence
The Board of Directors has determined that, except for William W. Smith, Jr., all of the members of the Board of Directors are independent as defined in the Nasdaq Stock Market listing standards and applicable SEC regulations. Mr. Smith, who also serves as Chairman of the Board, is employed as the Company’s Chief Executive Officer and President.
Executive Sessions
Independent directors meet in executive session without the presence of our CEO and Chairman or other members of management to review the criteria upon which the performance of the CEO and Chairman is based, to review the performance of the CEO and Chairman against those criteria, to ratify the compensation of the CEO and Chairman as approved by the Compensation Committee, and to discuss any other relevant matters.
Board Leadership Structure
The Board’s current leadership structure is characterized by:
•a combined Chairman of the Board and Chief Executive Officer;
•a robust Committee structure with oversight of various types of risks; and
•an engaged and independent Board.
The Board believes that its current leadership structure provides independent board leadership and engagement while deriving the benefits from having our CEO also serve as Chairman of the Board. As the individual with primary responsibility for managing the Company’s day-to-day operations and in-depth knowledge and understanding of the Company, he is best positioned to chair regular Board meetings as we discuss key business and strategic issues. This combined structure provides independent oversight while avoiding unnecessary confusion regarding the Board’s oversight responsibilities and the day-to-day management of business operations. We do not have a lead independent director.
Risk Oversight
Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of our strategic and organizational objectives, improve long-term organizational performance and enhance stockholder value. A fundamental part of risk oversight is to understand the risks our Company faces and the steps management is taking to manage those risks and to assess management’s overall appetite for risk. It is management’s responsibility to manage risk and bring material risks facing our Company to the Board’s attention. Our Board receives regular reports from management on matters relating to strategic and operational initiatives, financial performance and legal developments which are each integrated with enterprise-risk exposures. Our Board also approves our CEO’s performance goals for each year. In doing so, the Board has an opportunity to ensure that the CEO’s goals include responsibility for broad risk management. The involvement of the full Board in setting our strategic plan is a key part of its assessment of the risks inherent in our corporate strategy.

The Committees of the Board are also involved in evaluating and overseeing the management of risks particular to their respective areas of oversight. For example, the Audit Committee focuses on financial risk and internal controls, and receives an annual risk assessment report from our external auditors. The Compensation Committee evaluates and sets compensation programs that encourage decision-making predicated upon a level of risk-taking consistent with our business strategy. The Compensation Committee also reviews compensation and benefit plans and the risks associated with them. The Governance and Nominating Committee oversees governance and succession risk, including Board and CEO succession and evaluates director skills and qualifications to appoint particular directors to our standing committees based upon the needs of that committee. Each Committee reports its activities to the full Board of Directors to ensure that the Board is regularly informed about these risks.
Code of Ethics
We have adopted a Code of Ethics that applies to all of our employees, executive officers and directors. We will provide a copy of the Code of Ethics upon request made by email to IR@smithmicro.com or in writing to Smith Micro Software, Inc. at 5800 Corporate Drive, 5th Floor, Pittsburgh, PA 15237, Attention: Investor Relations. The full text of our Code of Ethics is posted on our website at http://www.smithmicro.com under the Investor Relations section. We intend to disclose any amendment to the Code of Ethics or waiver of a provision of the Code of Ethics applicable to our executive officers or directors, including the name of the executive officer or director to whom the amendment applies or for whom the waiver was granted, at the same location on our website identified above. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement or our Annual Report on Form 10-K.
Board Communications
Stockholders may communicate with members of the Board of Directors by mail addressed to the full Board, a specific member of the Board or a particular committee of the Board at our principal executive offices located at 5800 Corporate Drive, 5th Floor, Pittsburgh, PA 15237.
Certain Relationships and Related Party Transactions
Since the beginning of our last fiscal year, there have not been any transactions, nor are there any currently proposed transactions, in which the Company was or is to be a participant, where the amount involved exceeded $120,000, and in which any related person had or will have a direct or indirect material interest.

AUDIT COMMITTEE REPORT
The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2022, which include the consolidated balance sheets of Smith Micro as of December 31, 2022 and 2021, and the related consolidated statements of operations and comprehensive loss, stockholders’ equity and cash flows for the years then ended, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.
Review with Management. The Audit Committee has reviewed and discussed our audited financial statements with management.
Review and Discussions with Independent Accountants. The Audit Committee has discussed with SingerLewak LLP, our independent registered public accounting firm for the year ended December 31, 2022, the matters required to be discussed by Statement on Auditing Standard No. 1301 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our financial statements.
The Audit Committee has also received written disclosures and the letter from SingerLewak LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with SingerLewak LLP its independence.
The Audit Committee has also received written disclosures and the letter from SingerLewak LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant’s independence from us and our related entities) and has discussed with SingerLewak LLP its independence.
Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

AUDIT COMMITTEE

Thomas G. Campbell Samuel Gulko Asha Keddy Gregory J. Szabo

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us as of March 17, 2023 except where another date is noted below), with respect to beneficial ownership of our Common Stock by (i) each person (or group of affiliated persons) who is known by us to own beneficially more than five percent (5%) of our outstanding Common Stock, (ii) each director, (iii) each of our named executive officers (NEOs), and (iv) all current directors, executive officers and named executive officers as a group, together with the approximate percentages of outstanding Common Stock owned by each of them. The following table is based upon information supplied by directors, executive officers, other key executives identified as NEOs and principal stockholders. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. A person has beneficial ownership of shares if the person has the power to vote or dispose of such shares. This power can be exclusive or shared, direct or indirect. In addition, a person is considered by SEC rules to beneficially own shares underlying options and convertible securities that are presently exercisable or convertible or will become exercisable or convertible within 60 days of the date that beneficial ownership is calculated. Unless otherwise indicated the address of each beneficial owner is c/o Smith Micro Software, Inc., 5800 Corporate Drive, 5th Floor, Pittsburgh, PA 15237. The percentage of beneficial ownership is based on 58,611,505 shares of our Common Stock outstanding as of March 17, 2023.

	Common Stock
Name or Group of Beneficial Owners	Number of Shares		Percent (1)
Directors and Named Executive Officers:
William W. Smith, Jr.	5,344,638	(2)	9.12%
Andrew Arno	362,605	(3)	*
Thomas G. Campbell	89,950	(4)	*
Steven L. Elfman	163,750	(5)	*
Samuel Gulko	175,750	(6)	*
Asha Keddy	48,082	(7)	*
Chetan Sharma	44,082	(8)	*
Gregory J. Szabo	201,500	(9)	*
James M. Kempton	205,503	(10)	*
David P. Sperling	435,693	(11)	*
All current NEOs, executive officers and directors as a group (10 persons)	7,071,553	(12)	12.06%
(1)The percentage beneficial ownership of each of our directors and named executive officers, all executive officers and directors as a group, and each 5% stockholder, if any, is based on a fraction, the numerator of which is the number of shares beneficially held by such holder or group of holders, in the case of all executive officers and directors as a group, and the denominator of which is equal to the sum of the number of shares of our Common Stock outstanding at March 17, 2023 plus the number of shares of our Common Stock issuable upon exercise by such holder or group of holders of warrants or options held by such holder or group of holders which are presently exercisable or will become exercisable within 60 days of such date. An asterisk (*) represents beneficial ownership of less than 1%.
(2)Comprised of 441,822 shares held directly by Mr. Smith (of which 20,930 are unrestricted shares and 420,892 are restricted shares), 4,896,816 shares held in the Smith Living Trust, of which Mr. Smith and his spouse are co-trustees, and 6,000 shares held in the William W. Smith, Jr. IRA.
(3)Comprised of 339,271 unrestricted shares (of which 15,000 shares are held by Mr. Arno’s spouse, and 15,000 shares each are held by MJA Investments and JBA Investments, with respect to which Mr. Arno makes investment decisions but disclaims beneficial ownership), 20,834 restricted shares and 2,500 shares subject to options which are currently exercisable.
(4)Comprised of 67,866 unrestricted shares, 20,834 restricted shares and 1,250 shares subject to options which are currently exercisable.
(5)Comprised of 142,916 unrestricted shares and 20,834 restricted shares.
(6)Comprised of 152,416 unrestricted shares, 20,834 restricted shares and 2,500 shares subject to options which are currently exercisable.
(7)Comprised of 27,248 unrestricted shares and 20,834 restricted shares.
(8)Comprised of 23,248 unrestricted shares and 20,834 restricted shares.

(9)Comprised of 178,166 unrestricted shares, 20,834 restricted shares and 2,500 shares subject to options which are currently exercisable.
(10)Comprised of 34,823 unrestricted shares and 170,680 restricted shares.
(11)Comprised of 195,177 unrestricted shares and 240,516 restricted shares.
(12)Comprised of shares beneficially owned by our current NEOs, executive officers and directors, as reported in the above table and described in the foregoing notes 2-11.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person. Based solely on our review of such forms furnished to us and written representations from such reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were met in a timely manner, except in connection with the following three transactions: (1) a transaction on March 10, 2022 for the forfeiture of restricted shares held by William W. Smith, Jr. under the terms of the grant, which was reported on April 20, 2022, (2) a transaction for the monthly withholding of shares for payment of income taxes by Mr. Smith on October 19, 2022, which was reported on October 24, 2022, and (3) a purchase transaction by Andrew Arno on August 17, 2022, which was reported on August 22, 2022.
EXECUTIVE OFFICERS AND KEY EXECUTIVES
Our executive officers and key executives are appointed and serve at the discretion of our Board of Directors. As determined by our Board, our CEO and Chief Financial Officer ("CFO") are the only two officer positions meeting the SEC’s definition of executive officer. The following table sets forth certain information regarding our executive officers and certain other key executives as of March 24, 2023:

Name	Age	Position
William W. Smith, Jr.	75	Chairman of the Board, President and Chief Executive Officer
David Blakeney	62	Senior Vice President, Engineering
Von Cameron	60	Chief Revenue Officer
Anup Kaneri	44	Vice President, Worldwide Products
James M. Kempton	48	Vice President, Chief Financial Officer and Treasurer
Charles B. Messman	52	Vice President, Marketing
Jennifer M. Reinke	50	General Counsel and Secretary
Kenneth Shebek	60	Vice President, Chief Information Officer
David P. Sperling	54	Vice President, Chief Technology Officer
Stephen W. Stroud	61	Vice President, Program Management
Michael Eytan Urbas	55	Vice President, Corporate Strategy
For background information regarding Mr. Smith, see “Proposal 1—Election of Directors.”
Mr. Blakeney joined the Company in 2011 and serves as the executive leader of the Company’s global development engineering team. Prior to this role, he led the development team for several Smith Micro products as well as the wireless products quality engineering team. Prior to joining Smith Micro, he served as Vice President, Research and Development of Tollgrade Communications, Inc., and prior thereto, Mr. Blakeney served as Vice President of Product Development for Marconi’s Broadband Switching Division and Vice President of ATM Engineering at Fore Systems. Previous positions also include engineering management roles at 3Com Corporation and Texas Instruments. Mr. Blakeney holds a Bachelor of Science degree in Electrical Engineering from the University of Illinois.
Mr. Cameron rejoined the Company in April 2022 as Chief Revenue Officer, assuming executive leadership of the Company’s customer acquisition, customer management, and sales and systems engineering teams. From 2013 to April 2022, Mr. Cameron served as President of Practics, Inc., a go-to-market sales consulting firm, where he provided sales leadership consultancy services for technology start-ups. Mr. Cameron previously served as the Company’s Executive Vice President of Sales. Earlier in his career, Mr. Cameron served proudly in the United States Air Force. He holds a

Bachelor of Science degree in Math-Operations Research from the United States Air Force Academy and an MBA from Golden Gate University.
Mr. Kaneri joined the Company in July 2019, and leads the Company’s global product management team. His expertise in product innovation and extensive experience building direct-to-consumer products play a key role in supporting the Company in achieving its goals.  Prior to joining the Company, from February 2014 to July 2019 Mr. Kaneri served as Senior Product Manager at UPMC Enterprises, an innovation, commercialization, and venture capital arm of UPMC, a $24 billion health care provider and insurer. Prior to his venture capital work, Mr. Kaneri held roles in product innovation, development, and strategy to bring new technology solutions to the market, and co-founded two successful startups focusing on building disruptive mobile platforms. Mr. Kaneri holds a Bachelor of Science degree in Electronics and Telecommunication Engineering from Pune University, a Postgraduate Diploma in Marketing Management from Symbiosis Institute of Business Management in India, and an M.B.A. from the University of Pittsburgh.
Mr. Kempton joined the Company in November 2021 as Vice President, Chief Financial Officer and Treasurer. Mr. Kempton oversees all finance, accounting and control functions for the Company, as well as the Company’s global human resources operations. Prior to joining the Company, from February 2020 to November 2021, Mr. Kempton served as Controller and principal accounting officer of L.B. Foster Company, a leading provider of products and services for the rail industry and solutions to support critical infrastructure projects.  From August 2018 to January 2020, Mr. Kempton served as Executive Vice President and Chief Financial Officer of Caliburn International, a global provider of professional services and solutions to the federal government. Prior thereto, from October 2013 to August 2018, Mr. Kempton was employed by Michael Baker International, a global provider of engineering and professional services, most recently serving as its Executive Vice President and Chief Financial Officer from July 2016 to August 2018. Prior to his service at Michael Baker International, Mr. Kempton served in successive financial leadership roles at Michael Baker Corporation, and earlier in his career, Mr. Kempton held successive roles at Ernst & Young, LLP. Mr. Kempton holds a Bachelor of Arts degree from Thiel College and is a certified public accountant.
Mr. Messman joined the Company in 2016 as Vice President, Corporate Development and Investor Relations. Mr. Messman assumed the role of Vice President, Marketing in December 2022 and oversees the Company's global marketing, digital monetization, public relations and design teams, while continuing to manage corporate development and investor relations activities. He brings more than 26 years of experience working with a large range of technology companies providing investor relations counsel and advising on strategy, financing alternatives, M&A and marketing activities. Prior to joining Smith Micro, Mr. Messman was the Vice President of Finance & Corporate Development at eGain Corporation, and he co-founded The MKR Group, serving as its President, where he managed investor relations, corporate development, and marketing activities for several technology companies with a wide range of market capitalizations. He is well known on Wall Street for having a strong marketing presence throughout many diverse industries. Mr. Messman holds a Bachelor of Arts degree in Economics from Iowa State University.
Ms. Reinke joined the Company in August 2017 and serves as the Company’s General Counsel and Secretary. Ms. Reinke oversees the Company’s corporate governance, compliance and legal affairs. Prior to joining the Company, Ms. Reinke served as General Counsel and Secretary of Tollgrade Communications, Inc., a technology solutions provider in the telecommunications industry. Prior to her service at Tollgrade Communications, Ms. Reinke was an associate at Reed Smith LLP. Ms. Reinke holds a Bachelor of Science degree in Business Administration from Central Michigan University and a Juris Doctor degree from Wayne State University.
Mr. Shebek joined the Company in 2010 as the Vice President of Operations where he led the enterprise mobility product platform. In his current role as Vice President, Chief Information Officer, which he assumed in 2015, Mr. Shebek is responsible throughout the Company for information technology, quality engineering and customer support and oversees the Company’s Pittsburgh facility. Prior to joining Smith Micro, he was Vice President of Operations for Tollgrade Communications, Inc. He also served as Vice President of Supply & Logistics for Ericsson, Inc. and worked for Marconi as Vice President of Supply Chain and Vice President of North American Operations. He joined Fore Systems in 1994, and previously held management positions with IBM. He holds a Bachelor of Science degree in Mechanical Engineering from Pennsylvania State University.
Mr. Sperling joined the Company in 1989. He assumed the Chief Technology Officer position in 1999. Mr. Sperling began his professional career as a software engineer with us and he is currently a named inventor on five of the Company’s patents for various Internet and connectivity technologies. He received a Bachelor of Science degree in Computer Science and an M.B.A. from the University of California, Irvine.

Mr. Stroud joined the Company in August 2022 and serves as the Company's Vice President, Program Management, providing global leadership of the Company’s program management team. Mr. Stroud brings to Smith Micro more than 25 years of experience and expertise leading business and technology solutions. Prior to joining Smith Micro, from 2001 to July 2022, Mr. Stroud served as chief executive officer of Bohemian Group, a technology consulting company. Prior to joining Bohemian Group, he served for ten years as a Business Solutions Manager for Hewlett Packard. Earlier in his career, Mr. Stroud served as a Non-Commissioned Officer in the United States Air Force.
Mr. Urbas joined in the Company in April 2021 and serves as our Vice President, Corporate Strategy. Prior to joining the Company, from April 2017 to April 2021, Mr. Urbas served as Vice President of Business Development for Avast Software, where he directed a global portfolio of strategic partnerships focusing on family safety, 5G and IoT security, as well as revenue growth and optimization and technology licensing. From 2000 to 2017, Mr. Urbas served on the executive management team at Mailshell, a provider of internet security solutions for the OEM market, where he oversaw ISV and strategic alliances, go-to-market strategy, and international expansion. Mr. Urbas holds a Bachelor of Arts degree from The Johns Hopkins University.

EXECUTIVE COMPENSATION
The Summary Compensation Table below summarizes the compensation of the executive officers and certain other key executives of the Company named therein (our “named executive officers” or “NEOs”) during 2022 and 2021. Our NEOs for 2022 were as follows:
•William W. Smith. Jr., President and Chief Executive Officer
•James M. Kempton, Vice President and Chief Financial Officer
•David P. Sperling, Vice President and Chief Technology Officer
The principal elements of our executive compensation program are base salary, cash incentive compensation, long-term equity incentives in the form of restricted stock, and other benefits and perquisites, including certain reimbursements and matching contributions under our 401(k) savings plan. We view these components of compensation as related but distinct. Although our Compensation Committee does review total compensation, we do not believe that significant compensation derived from one component of compensation should negate or offset compensation from other components. Our executive compensation program is designed to attract, motivate, and retain talented and dedicated executives, who are critical to our success. Under this program, a significant portion of our executive officers’ and key executives’ overall compensation is tied to the achievement of key strategic financial and operational goals, as measured by metrics such as revenue and adjusted operating expense. The following highlights our approach to executive compensation:
Competitive Positioning: We seek to establish the overall compensation of our executive officers and other key executives at levels that we believe are roughly comparable with the average levels of compensation of executives at other growth technology companies of similar size.
Significant Portion of Executive Compensation Tied to Performance: With respect to the four primary components of our compensation program, both cash incentive compensation and equity compensation are tied in whole or in part to the satisfaction of pre-determined performance criteria. Performance-based incentive compensation constitutes a significant portion of potential compensation for our executive officers and other key executives.
Limited other Compensation: Consistent with our “pay-for-performance” philosophy, we restrict all other forms of compensation to our executive officers and other key executives to levels that are consistent with competitive market practices.
Base Salary Compensation
We provide our named executive officers and other executives with base salaries that we believe enable us to hire and retain highly qualified individuals in a competitive environment and to reward individual performance and contributions to our overall business goals, while taking into account the unique circumstances of our company. We review base salaries for our named executive officers annually and increases or decreases are generally based on Company and individual performance. We also take into account the base compensation paid by companies that we believe to be our competitors and by other public companies with which we believe we generally compete for executives.
Discretionary Bonus Compensation
In order to retain and motivate our named executive officers and other executives, the Compensation Committee approved a discretionary quarterly cash bonus program and the applicable bonus amounts thereunder in which each of our named executive officers participated during 2022, subject to achievement of key performance milestones. The Committee approved a similar quarterly bonus program and the applicable bonus amounts thereunder for our named executive officers who were employed by the Company during 2021, subject to the achievement of key performance milestones. Pursuant to the bonus program, eligible participants received a quarterly cash bonus payment provided that they remained employed by the Company as of the date of payment. The total of these payments to each of our participating NEOs is reflected in the “bonus” column of the Summary Compensation Table.
Performance-based Cash Bonus Awards
As part of our compensation program and in order to maintain appropriate financial incentives, the Company maintains an annual corporate incentive bonus plan in which our named executive officers and other key executives participate. Pursuant to the corporate incentive bonus plan, our NEOs and other executives are eligible for cash bonus compensation. Under the plan, cash bonuses are determined and paid each fiscal year on a quarterly basis based upon the achievement of certain pre-determined performance metrics. Our cash bonus plan is designed to focus our management on achieving key corporate financial objectives, motivate certain desirable behaviors and reward achievement of our key corporate financial objectives and individual goals. Under the terms of the cash bonus plan, the Compensation Committee establishes performance objectives and annual target cash bonus amounts for each named executive officer participating in the plan. In determining the appropriate level of annual target cash bonus for each officer the Compensation Committee considers information provided through independent, third-party surveys and other information collected from public sources for similar positions at peer companies, relative base salary and bonus amounts for each individual and the recommendations of our Chief Executive Officer.
To align performance with certain objectives of our stockholders, the Company has maintained performance-based cash bonus awards to incentivize certain short-term tactical behavior related to reaching revenue and cost targets on a quarterly basis. For 2023, to further align the bonus compensation of our named executive officers and other key executives to the Company’s annual objectives, additional metrics may be applied at varying weights, depending in each case on the executive’s area of responsibility.
Our bonus plan contains performance objectives with a dollar value ascribed to each objective, so that the sum total equals the approved annual target cash bonus for each named executive officer. In each of 2021 and 2022 the objectives for NEOs participating in the plan were related to (1) revenue achievement and (2) operating expense management, which were evenly weighted in terms of target cash bonuses. For each objective, the percentage by which the objective was achieved (which could exceed 100% in the case of quantitative performance objectives) was applied to the dollar value ascribed to each objective. The dollar values for each objective were then combined to determine the actual cash bonuses paid to each such NEO.
Achievement of the quantitative performance objectives for bonus amounts paid during 2022 was determined on a quarterly basis based on our financial results for the preceding quarter. As a result, the cash paid in a given fiscal year is the result of the overlap of the attainment achieved for the fourth quarter of the previous year and the first three quarters of the current year. The total of these payments is equal to the amount of non-equity plan compensation reflected in the Summary Compensation Table. Performance objectives are set by quarter for each fiscal year.
The table below outlines the quantitative performance objectives that were established for each named executive officer participating in the plan and the actual results that correspond with their performance cash bonus payouts during 2022:

(in thousands)	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Revenue – target	$20,531	$12,439	$13,276	$15,663
Revenue – actual	$14,679	$12,735	$12,674	$11,699
Operating Expenses* - target	$12,949	$12,960	$13,010	$12,987
Operating Expenses* - actual	$13,232	$13,367	$14,111	$13,031
*excluding stock-based compensation, amortization of intangible assets and, for each of Q2 and Q3 2022, personnel severance and reorganization activities, for Q3 2022 Note and Stock offering fees and amortization, and for Q4 2021 CFO transition costs
We believe that the performance objectives for our named executive officers participating in the plan were sufficiently challenging to achieve and that performance at a high level, while devoting full time and attention to their responsibilities, is required for our participating named executive officers to earn their respective cash bonuses.
Equity Compensation
We believe that for growth companies in the software technology sector, such as Smith Micro, equity awards are a significant compensation-related motivator in attracting and retaining executive-level employees. Accordingly, we have provided our named executive officers and other executives with long-term equity incentive awards to attract key executives to join the Company and incentivize those individuals to stay with us for long periods of time, which in turn should provide us with greater stability over such periods than we would experience without such awards.

Each of our named executive officers received a grant of restricted stock during 2022, which vest over a period of four years from the grant date. Half of each total grant vests on a monthly basis and will be earned based on continuous service by the executive over the vesting period. The vesting of the remaining half is subject to the Company’s achievement of certain performance-based criteria for 2022 and the continuous service by the executive over the remaining vesting period. One quarter of each total grant will be eligible to vest if the Company achieves a defined 2022 annual revenue target, and an additional one quarter of each total grant will be eligible to vest if the Company achieves a defined 2022 annual operating expense target (determined on a non-GAAP basis, excluding stock-based compensation, amortization of intangible assets, notes and stock offering fees and amortization, and personnel severance and reorganization activities), with a proportionate adjustment to the total performance portion of the grant if the targets are not fully met. Shares earned under the performance conditions cannot exceed the total number of performance shares, even if the sum of the revenue attainment and the expense attainment exceed 100%. Once performance against this criteria is determined, the shares that are eligible to vest will vest 25% on the determination (earnings) date and then ratably over the next thirty-six months, based on continuous service by the executive. No other equity awards were granted to our named executive officers during 2022.
Executive Benefits and Perquisites
We provide the opportunity for our named executive officers and other executives to receive certain limited perquisites and general health and welfare benefits. We also offer participation in our defined contribution 401(k) plan to our named executive officers. We provide a 20% match on all eligible employee contributions to our 401(k) plan. We provide these benefits to create additional incentives for our executives and to remain competitive in the general marketplace for executive talent.
Summary Compensation Table – 2022 and 2021

Name and Principal Position	Year		Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Non-Equity Plan Compensation ($) (3)	All Other Compensation ($)		Total ($)
William W. Smith, Jr.	2022		$506,945	$50,000	$675,500	$182,475	$9,074	(4)	1,423,994
Chairman, President and Chief Executive Officer	2021		500,000	100,000	1,324,750	192,018	12,775	(5)	2,129,543
James M. Kempton	2022		278,820	20,000	386,000	83,416	4,100	(6)	772,336
Vice President, CFO and Treasurer	2021	(7)	36,490	10,000	120,600	—	395	(6)	167,485
David P. Sperling	2022		$268,681	$20,000	$386,000	$91,738	$4,100	(6)	770,519
Chief Technology Officer	2021		$265,000	$40,000	$757,000	$96,009	$3,900	(6)	1,161,909
____________________
(1)The amounts in this column reflect the cash awards paid pursuant to a quarterly discretionary cash bonus program in 2022 and 2021.
(2)The amounts shown in this column represent the aggregate grant date fair value of Restricted Shares computed in accordance with FASB ASC Topic 718. Generally, the aggregate grant date fair value is the amount that the company expects to expense in its financial statements over the award’s vesting schedule. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that will be realized by the named executive officers. For Restricted Shares, the fair value is calculated using the closing price of our stock on the date of grant. The assumptions we used with respect to the valuation of stock grants are set forth in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
(3)The amounts in this column reflect the cash awards paid during 2022 and 2021 pursuant to our annual corporate incentive bonus plan.
(4)Amount comprised of $4,974 in tax preparation fees paid by the Company and 401(k) matching contributions of $4,100 made by the Company.
(5)Amount comprised of $8,875 in tax preparation fees paid by the Company and 401(k) matching contributions of $3,900 made by the Company.
(6)Amount comprised of 401(k) matching contributions made by the Company.
(7)Mr. Kempton became employed by the Company as its Vice President, Chief Financial Officer and Treasurer on November 3, 2021. Amounts shown for Mr. Kempton reflect his partial year of employment during 2021.

Outstanding Equity Awards at December 31, 2022
The following table sets forth the number of securities underlying outstanding equity awards for each named executive officer as of December 31, 2022, comprised of outstanding unvested shares of restricted stock as of such date.

	Option Awards					Stock Awards
Named Executive Officer	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($) (1)
William W. Smith, Jr.	0	0	0	—	—	8,334	(2)	17,501
						49,264	(3)	103,454
						94,158	(4)	197,732
						158,594	(5)	333,047
James M. Kempton	0	0	0	—	—	90,625	(5)	190,313
David P. Sperling	0	0	0	—	0	5,209	(2)	10,939
						28,159	(3)	59,134
						53,805	(4)	112,991
						90,625	(5)	190,313
____________________
(1)Determined by multiplying the number of shares by $2.10, the closing price for our stock on the Nasdaq Global Market on December 30, 2022.
(2)Unvested portion of an award granted during 2019, 50% of which was subject to time-based vesting and 50% of which was subject to performance and time-based vesting. Shares are currently vesting in monthly installments. Shares will be fully vested in March 2023.
(3)Unvested portion of an award granted during 2020, 50% of which was subject to time-based vesting and 50% of which was subject to performance and time-based vesting. Shares are currently vesting in monthly installments. Shares will be fully vested in March 2024.
(4)Unvested portion of an award granted during 2021, 50% of which was subject to time-based vesting and 50% of which was subject to performance and time-based vesting. Shares are currently vesting in monthly installments. Shares will be fully vested in March 2025.
(5)Unvested portion of an award granted during 2022, 50% of which was subject to time-based vesting and 50% of which was subject to performance and time-based vesting. Shares are currently vesting in monthly installments. Shares will be fully vested in March 2026.
Employment Agreements
Agreement with William W. Smith, Jr.
In June 2005, we agreed to make to William W. Smith, Jr., our Chairman of the Board, President and Chief Executive Officer, a lifetime payment of $6,000 annually, subject to annual increases of 5%, to commence at the time of his future retirement or resignation from employment. The agreement provides that we may, at our option, discharge our obligations under the agreement by purchasing a single premium annuity for the benefit of Mr. Smith. We estimate that it would cost approximately $65,000 to purchase such an annuity.
Other than as disclosed above, none of the named executive officers has an employment agreement with us, and the employment of each of the named executive officers may be terminated at any time at the discretion of the Board of Directors.
Potential Payments Upon Termination or Change in Control
The terms of the restricted stock award agreements associated with restricted stock granted under our Plan provide that the shares of restricted stock granted thereunder automatically become fully vested, no longer subject to restrictions and freely transferable upon a “Change of Control” as such term is defined in our Plan. We provide this benefit in order to properly incentivize our executives to support a Change of Control that would be deemed beneficial to our stockholders.

Pay versus Performance
The following table reports the compensation of our principal executive officer (PEO) and the average compensation of the other named executive officers as reported in the Summary Compensation Table ("SCT") for the past two fiscal years, as well as their “compensation actually paid” as calculated pursuant to recently adopted SEC rules and certain performance measures required by the rules.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Year (1)	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($) (2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($) (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Income ($)
2022	1,423,994	$378,843	$771,427	$381,318	43.21	(29,279)
2021	2,129,543	$1,616,387	$753,088	$356,819	97.43	(31,043)
____________________
(1)William W. Smith, Jr. was the Company’s PEO during each of 2022 and 2021. The other (non-PEO) NEOs during 2022 were Messrs. Kempton, and Sperling. The other (non-PEO) NEOs during 2021 were Mr. Messman, Gail Redmond, our former SVP Worldwide Sales, Timothy Huffmyer, who served as CFO until his resignation in September 2021, Michael Fox, who joined the Company in August 2021, served as interim CFO from September to November 2021 and continued on in an advisory role through mid-December 2021, and Mr. Kempton, who assumed the role of CFO in November 2021. Average SCT total compensation for Non-PEO NEOs in 2021 is impacted due to the fact that we had three executives who served as CFO during that year, with such persons serving, and only being compensated, for approximately eight, four and two months, respectively.
(2)"Compensation actually paid" is an SEC-derived and required reporting metric, premised on the reported total in the Summary Compensation Table for the PEO and the average Summary Compensation Table totals for the Non-PEO NEOs, subject to the adjustments set forth below to arrive at "compensation actually paid" for our PEO and for our non-PEO NEOs during each of the years set forth in the table above:

Adjustments to Determine Compensation "Actually Paid" for PEO:

	2022	2021
Summary Compensation Table Total for PEO (column (b) above)	$1,423,994	$2,129,543
Deduction for amounts reported under the “Stock Awards” column the SCT	$(675,500)	$(1,324,750)
Increase for fair value at year end of awards granted during year and remain unvested at year end	$333,047	$771,313
Increase for fair value at vesting date of awards granted during year that vested during year	$41,342	$98,891
Change in fair value from prior year end to current year end of awards granted prior to year that were outstanding and unvested at year end	$(427,952)	$(79,340)
Change in fair value from prior year end to vesting date of awards granted prior to year that vested during year	$(294,593)	$53,808
Deduction for fair value from prior year of awards granted prior to year that were forfeited during year	$(21,495)	$(33,078)
Compensation Actually Paid to PEO (column (c) above)	$378,843	$1,616,387
Average Adjustments to Determine Average Compensation "Actually Paid" for non-PEO NEOs:

	2022	2021
Average Summary Compensation Table Total for Non-PEO NEOs (column (d) above)	$771,427	$753,088
Deduction for the average of amounts reported under the “Stock Awards” column the SCT	$(386,000)	$(478,320)
Increase for average of fair value at year end of awards granted during year and remain unvested at year end	$190,313	$176,301
Increase for average of fair value at vesting date of awards granted during year that vested during year	$23,624	$53,575
Change in average of fair value from prior year end to current year end of awards granted prior to year that were outstanding and unvested at year end	$(122,914)	$(19,522)
Change in average of fair value from prior year end to vesting date of awards granted prior to year that vested during year	$(88,989)	$21,468
Deduction for average of fair value from prior year of awards granted prior to year that were forfeited during year	$(6,143)	$(149,771)
Average Compensation Actually Paid to Non-PEO NEOs (column (e) above) (1)	$381,318	$356,819
(1) No dividends or other earnings were paid or accrued with respect to the equity contemplated in this table, and no adjustments, amendments or modifications were made with respect to any equity awards.
Compensation Actually Paid Versus Company Performance
In the “Executive Compensation” section of this Proxy Statement, we provide greater detail on the elements of our executive compensation program and our pay-for-performance compensation philosophy. We believe the Company’s executive compensation program and the executive compensation decisions included in the Summary Compensation Table and related disclosures appropriately reward our PEO and the other named executive officers for Company and individual performance, assist the Company in retaining our senior leadership team and support long-term value creation for our stockholders.
Comparison to Total Shareholder Return. The values included in the column for "compensation actually paid" to our PEO, calculated in accordance with recently adopted disclosure rules, in each of the fiscal years reported above and over the two-year cumulative period shows how the compensation awarded to our PEO changed year-over-year and is generally aligned to the Company’s total shareholder return, which is due to the fact that a significant portion of “compensation actually paid” is comprised of equity awards, which decreased in value during 2022. While the values included in the column for “compensation actually paid” to our non-PEO NEO’s in each of the fiscal years reported above and over the two-year cumulative period did not appear to decrease when total shareholder return decreased, this is due to the anomalies related to vesting and forfeitures of equity awards related to the changes in our Chief Financial Officer role during 2021, which resulted in fewer historical equity awards that were directly impacted by market performance. Additionally, in 2021 we had three individuals who served as Chief Financial Officer during portions of the calendar year who were only compensated for their applicable tenures, which impacted the calculation of the non-PEO NEO's average SCT total compensation for purposes of the tables above.
Comparison to Net Income. We believe the amount of “compensation actually paid” to the PEO and to the non-PEO NEO’s is generally aligned with the Company’s net loss, as the continued net loss is relatively consistent with the non-equity related compensation, which, as indicated above, is comprised of base salary and incentive compensation. Our bonus compensation is generally measured based on revenue and operating expenses as compared to an operating plan, which align with the primary drivers of the net loss. The continued net losses in 2022 and 2021 have also contributed to the decrease in share price over that time period, which has resulted in the reductions in value of the equity awards.
Restrictions on Hedging Transactions
Our insider trading policy guidelines acknowledge that buying or selling publicly-traded options, including buying or selling puts or calls or other hedging transactions in the Company’s stock may permit a holder to continue to own our common stock obtained through benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, our directors, employees, and officers to whom our policy applies, may no longer have the same objectives as our other stockholders. As such, the Company’s directors, officers and employees are prohibited from engaging in such transactions, except as otherwise may be approved in writing by the Company’s CFO or General Counsel, and no such transactions have been approved.
Director Compensation
The following table sets forth compensation that our directors (other than Mr. Smith, who is a named executive officer and does not separately receive any compensation for his board service) earned during 2022 for services as members of our Board of Directors.

Name		Fees earned or paid in cash ($)	Stock Awards ($) (1), (2)	Total ($)
Andrew Arno		30,000	102,750	132,750
Thomas G. Campbell		30,000	102,750	132,750
Steven L. Elfman		30,000	102,750	132,750
Samuel Gulko		30,000	102,750	132,750
Asha Keddy	(3)	22,500	65,818	88,318
Chetan Sharma	(3)	22,500	65,818	88,318
Gregory J. Szabo		30,000	102,750	132,750
____________________
(1)The amounts shown represent the grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions we used with respect to the valuation of stock and option grants are set forth in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
(2)As of December 31, 2022, each of Messrs. Arno, Campbell, Elfman, Gulko and Szabo held 2,084 shares of unvested restricted stock, and each of Ms. Keddy and Mr. Sharma held 2,009 shares of unvested restricted stock, pursuant to restricted stock awards granted to them in connection with their service as directors.
(3)Ms. Keddy and Mr. Sharma joined the Board in April 2022. As such, the director compensation paid to each of them reflects the partial year of service as a director.
Summary of Director Compensation
Non-employee members of the Board of Directors receive quarterly fees for Board and committee service, and are reimbursed for their out-of-pocket expenses in connection with service on the Board of Directors. During 2022, the quarterly fee paid to our non-employee directors was $7,500. Non-employee members of the Board of Directors are eligible to receive discretionary awards under our Plan. On January 18, 2022, each director then serving received a grant of 25,000 shares of restricted stock valued at $4.11 per share, which vested in equal installments over a period of 12 months from the grant date. In connection with their joining the Board on April 11, 2022, Ms. Keddy and Mr. Sharma each received a grant of 18,082 shares of restricted stock valued at $3.64 per share, which vested in equal installments over a period of 9 months from the grant date.

ANNUAL REPORT
Our Annual Report on Form 10-K for the 2022 fiscal year, filed with the Securities and Exchange Commission on March 23, 2023, is being mailed along with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material. Stockholders may also obtain a copy of the Annual Report, including the financial statements and financial statement schedules, without charge, by writing to Investor Relations at our principal executive offices located at 5800 Corporate Drive, 5th Floor, Pittsburgh, PA 15237. We will furnish upon request any exhibits to the Form 10-K upon the payment by the requesting stockholder of our reasonable expenses in furnishing such exhibits. Our Annual Report on Form 10-K, as well as certain other reports, proxy statements and other information regarding Smith Micro, are also available on our website at http://www.smithmicro.com or the Securities and Exchange Commission’s public website at http://www.sec.gov.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Company stockholders will be “householding” our proxy materials. For stockholders requesting paper copies of the proxy statement, a single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) if you are not a stockholder of record, notify your broker, or (2) if you are a stockholder of record, direct your written request to Investor Relations, Smith Micro Software, Inc., 5800 Corporate Drive, 5th Floor, Pittsburgh, PA 15237 or your oral request to the Smith Micro at (412) 837-5300. If you currently receive multiple copies of the proxy statement at your address and would like to request “householding” of these communications, please contact your broker if you are not a stockholder of record; or contact our Investor Relations department if you are a stockholder of record, using the contact information provided above.

OTHER MATTERS
We know of no other matters to be brought before the Annual Meeting. If any other matter is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters. Discretionary authority with respect to such other matters is granted by a stockholder’s submission of their proxy.
All stockholders are urged to vote by following the instructions on the Notice or, if printed proxy materials were received, by following the instructions provided with printed proxy materials.

By Order of the Board of Directors,

/s/ Jennifer M. Reinke
Jennifer M. Reinke
Secretary
Pittsburgh, Pennsylvania
April 27, 2023

Appendix A
Amendment to Smith Micro Software, Inc.
2015 Omnibus Equity Incentive Plan
The Smith Micro Software, Inc. 2015 Omnibus Equity Incentive Plan (as previously amended, the “Plan”) is hereby amended as of the date set forth below, as follows:
Section 5.1(a) shall be stricken and replaced in its entirety with the following:
“(a) Share Reserve. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. The maximum aggregate number of Shares which may be issued pursuant to all Awards may not exceed Twelve Million Six Hundred Twenty-Five Thousand (12,625,000) (subject to adjustment in the same manner provided in Article XV with respect to Shares subject to Awards then outstanding) (the “Share Reserve”).
The remaining provisions of the Plan are not modified or changed by this Amendment.
This Amendment was adopted by the Board of Directors of Smith Micro Software, Inc. on March 21, 2023 and by its stockholders on June __, 2023.

Dated:

James M. Kempton
Vice President and Chief Financial Officer
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APPENDIX B
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
SMITH MICRO SOFTWARE, INC
Smith Micro Software, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.The name of the Corporation is “Smith Micro Software, Inc.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 25, 1995. The Corporation filed an amended and restated certificate of incorporation on July 27, 1995, which amended and restated certificate of incorporation was subsequently amended by a certificate of amendment filed with the Secretary of State of the State of Delaware on July 17, 2000, a certificate of amendment filed with the Secretary of State of the State of Delaware on August 18, 2005, a certificate of amendment filed with the Secretary of State of the State of Delaware on June 25, 2012, a certificate of amendment filed with the Secretary of State of the State of Delaware on August 15, 2016, those certain certificates of designations filed with the Secretary of State of the State of Delaware on April 25, 2012, October 16, 2015 and September 29, 2017 and that certain certificate of elimination filed with the Secretary of State of the State of Delaware on October 16, 2015 (as amended, the “Amended and Restated Certificate”).
2.This Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”) was duly adopted by the Board of Directors of the Corporation (the “Board”) and the stockholders of the Corporation in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”).
3.This Second Amended and Restated Certificate restates, integrates, amends and replaces the Amended and Restated Certificate in its entirety. Certain capitalized terms used in this Second Amended and Restated Certificate are defined where appropriate herein.
4.The Amended and Restated Certificate is hereby amended and restated in its entirety to read as follows:
ARTICLE I
The name of this corporation is Smith Micro Software, Inc.
ARTICLE II
The address of the registered office of the corporation in the State of Delaware is 251 Little Falls Drive, Wilmington DE, 19808. The name of the corporation's registered agent at such address is The Prentice-Hall Corporation System, Inc.
ARTICLE III
The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.
ARTICLE IV
(A)Classes of Stock. The corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock.'' The total number of shares which the corporation is authorized to issue is One Hundred Fifty Five Million (155,000,000) shares. One Hundred Fifty Million (150,000,000) shares shall be Common Stock, par value $.001 per share, and Five Million (5,000,000) shares shall be Preferred Stock, par value $.001 per share.
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(B)Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock authorized by this Second Amended and Restated Certificate may be issued from time to time in one or more series. The Board of Directors of the corporation is hereby authorized, within the limitations and restrictions stated in this Second Amended and Restated Certificate, to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon the Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. The rights, preferences, privileges and restrictions of any such series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to dividend rights and liquidation preferences, redemption and/or approval of matters by vote), or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. The Board of Directors is also authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.
(C)Common Stock.
1.Dividend Rights. Subject to the rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when, if and as declared by the Board of Directors, out of any assets of the corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.
2.Liquidation Rights. Upon the liquidation, dissolution or winding up of the corporation, the holders of Common Stock are entitled to the right to receive ratably, all of the assets and funds of the corporation remaining after the payment to the holders of any series of Preferred Stock of the specific amounts which they are entitled to receive upon such liquidation.
3.Voting Rights. The holder of each share of Common Stock shall have the right to one vote, and shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.
ARTICLE V
Except as otherwise provided in this Second Amended and Restated Certificate, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend or rescind any or all of the Bylaws of the corporation.
ARTICLE VI
The number of directors of the corporation shall be fixed from time to time by the Bylaws of the corporation. The directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is reasonably possible, as shall be provided in the Bylaws of the corporation. Directors of the corporation may be removed by the stockholders with or without cause.
ARTICLE VII
Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.
ARTICLE VIII
Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the corporation.
ARTICLE IX
A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of
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loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article IX to authorize corporate action further eliminating or limiting the personal liability of directors then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended.
Any repeal or modification of the foregoing provisions of this Article IX by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.
ARTICLE X
To the fullest extent permitted by applicable law, the corporation is also authorized to provide indemnification of (and advancement of expenses to) its directors and officers (and any other person to which Delaware law permits the corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the corporation, its stockholders, and others.
Any repeal or modification of any of the foregoing provisions of this Article X shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.
ARTICLE XI
Notwithstanding any other provision of this Second Amended and Restated Certificate or the Bylaws of the corporation (and in addition to any other vote that may be required by law, this Second Amended and Restated Certificate or the Bylaws), the provisions set forth in Article VI herein may not be repealed, altered or amended in any respect, unless such action is approved by the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class). Subject to the limitations set forth in this Article XI and otherwise in this Second Amended and Restated Certificate, the corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.
IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer, and the foregoing facts stated herein are true and correct, in each case as of this _____ day of __________, 2023.

William W. Smith, Jr.
Chief Executive Officer
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SMITHMICRO SOFTWARE VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/SMSI** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2023 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 4, 5, 6, 7 and 8 and 1 YEAR on Proposal 3.

1. **Election of Directors.** To elect three (3) directors to serve for a three-year term ending at the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

Nominee	For	Withhold
01 - Chetan Sharma	☐	☐
02 - William W. Smith, Jr.	☐	☐
03 - Gregory J. Szabo	☐	☐

Proposal	1 Year	2 Years	3 Years	Abstain
3. Non-binding advisory vote on the frequency of the advisory approval of our executive compensation.	☐	☐	☐	☐

C 1234567890 J N T

1 U P X 5 6 8 2 8 6

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03RT8B

The 2023 Annual Meeting of Stockholders of Smith Micro Software, Inc. will be held on June 6, 2023 at 11:00 am ET, virtually via the Internet at meetnow.global/MCZ7JYX.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/SMSI

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Smith Micro Software, Inc.

Notice of 2023 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 6, 2023

William W. Smith, Jr. and James M. Kempton, or either of them, each with the power of substitution, are hereby authorized as Proxies of the undersigned to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Smith Micro Software, Inc. to be held on June 6, 2023 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed herein by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of directors and FOR items 2, 4, 5, 6, 7 and 8 and 1 YEAR on item 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.